UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-05878

Franklin Value Investors Trust___
(Exact name of registrant as specified in charter)

__One Franklin Parkway, San Mateo, CA  94403-1906_
(Address of principal executive offices)        (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906_
(Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/14

Item 1. Reports to Stockholders.

APRIL 30, 2014

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

Sign up for electronic delivery at **franklintempleton.com/edelivery**

VALUE

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents
Shareholder Letter	1	Semiannual Report		Franklin MicroCap		Financial Statements	99
		Economic and Market Overview	3	Value Fund	29	Notes to Financial Statements	108
		Franklin All Cap Value Fund	5	Franklin MidCap Value Fund	37	Shareholder Information	128
		Franklin Balance Sheet		Franklin Small Cap
		Investment Fund	13	Value Fund	45
		Franklin Large Cap		Financial Highlights and
		Value Fund	21	Statements of Investments	53

Semiannual Report

Economic and Market Overview

The U.S. economy continued to show signs of recovery during the six-month period ended April 30, 2014. Strong consumer and business spending and rising inventories underpinned economic growth in the fourth quarter of 2013. Despite the abnormally cold weather that suppressed economic activity in the first quarter of 2014, economic indicators were still broadly supportive of recovery at period-end. Manufacturing activity expanded and retail sales rose year-over-year. Home sales slowed because of rising mortgage rates and lower inventories as well as the impact of extreme weather in early 2014, but home prices rose in comparison with year-ago figures. The unemployment rate declined to 6.3% in April 2014 from 7.2% in October 2013,1 and inflation remained below the U.S. Federal Reserve Board’s (Fed’s) 2.0% target.

In January, Congress passed a spending bill to fund the federal government through September 2014. Congress then approved suspension of the debt ceiling until March 2015. Despite speculation that it would start tapering its quantitative easing, the Fed maintained its monthly bond purchases at $85 billion through December 2013, gradually reducing them beginning in January, based on continued positive economic and employment data. Although economic data in early 2014 were soft in part because of severe winter weather, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed remained committed to keeping interest rates low for a considerable time even after the asset purchase program ends, depending on inflation and unemployment trends. Despite volatility in U.S. equity markets toward period-end heightened by geopolitical risks from the crisis in Ukraine, markets continued to advance.

Investors’ confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery despite brief sell-offs when markets reacted to the Fed’s statements, political instability in certain emerging markets and China’s slowing economy. U.S. stocks generated strong returns for the six months under review as the Standard & Poor’s 500 Index and Dow Jones Industrial Average reached all-time highs.2

Semiannual Report | 3

The foregoing information reflects our analysis and opinions as of April 30, 2014. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. S&P Dow Jones Indices. Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P Dow Jones Indices in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P Dow Jones Indices.

4 | Semiannual Report

Franklin All Cap Value Fund

Your Fund’s Goal and Main Investments: Franklin All Cap Value Fund seeks long-term total return by primarily investing in stocks of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

This semiannual report for Franklin All Cap Value Fund covers the period ended April 30, 2014.

Performance Overview

Franklin All Cap Value Fund – Class A delivered a +7.16% cumulative total return for the six months under review. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, posted a +9.24% total return.1, 2 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Investment Strategy

Our goal is to invest in stocks of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases securities that are out of favor in the market for reasons we believe will prove to be temporary in nature, or that appear to be inexpensive measured by factors such as price relative to earnings, book value or cash flow. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were Alcoa, Unit Corp. and Royal Caribbean Cruises. Alcoa, an aluminum products manufacturer, began to realize the benefits of several restructuring programs designed to help improve the company’s overall cost position. In addition, aerospace demand remained strong and the

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 57.

Semiannual Report | 5

6 | Semiannual Report

positive outlook for increased aluminum use in automobile production was expected to aid future results. Unit Corp., an onshore oil and gas exploration, production and services company, was helped by an increase in natural gas prices because of the cold winter and improved demand for land-based drilling rigs to support the North American energy revolution. Royal Caribbean Cruises, a cruise line operator, reported in-line results, but sentiment was helped by a positive outlook for pricing and volume in Europe and Asia and by an improvement in on-board spending. Also, after years of substantial capacity growth, it appeared that the pace of adding capacity would be moderate over the next several years.

Detractors from absolute Fund performance included AAR, Griffon and Spartan Motors. AAR, an aerospace services company, reported weaker-than-expected revenues and earnings per share. The company reduced its earnings guidance as its airlift business was hurt by reduced flying activity in Afghanistan and weakness in aircraft maintenance activities because of cyclical factors and the conclusion of successful contracts in the prior year. Griffon, a manufacturer of plastic films, garage doors, garden tools and defense systems, reported generally improving earnings as the company benefited from restructuring activities in its plastics business, improving and stabilizing business trends and a favorable debt restructuring. However, through its garage door and outdoor garden tools businesses, the company has exposure to the domestic housing market, which suffered recently from weaker-than-expected home sales and overall sentiment. Spartan Motors, a manufacturer of specialty vehicles such as delivery vans and custom vehicle chassis for fire trucks and RVs, posted weaker-than-expected margins as the company experienced difficulty converting orders profitably because of factory restructuring activities. In addition, slowing end-market demand and supplier constraints for truck bodies also weighed on sales.

During the period, we initiated positions in eight new holdings, including L.B. Foster, a railroad and industrial construction products manufacturer; Target, a mass-market discount retailer; Allegheny Technologies, a steel and specialty metals manufacturer; Wabash National, a truck trailer manufacturer; Maple Leaf Foods, a packaged consumer foods manufacturer; Minerals Technologies, a global producer of value-added specialty minerals; GrainCorp, a grain products and services provider; and AMCOL International, a specialty materials producer that was also sold later in the period as it was the subject of a takeover offer by Minerals Technologies. We also added to several existing positions including H.B. Fuller, an industrial adhesive producer; Allstate, a property and casualty insurer; and Gibraltar Industries, a construction products manufacturer, among others. We liquidated our positions in Harman International Industries, Benchmark Electronics, Laboratory Corp. of America Holdings and Jos. A. Bank Clothiers. We also reduced several positions, including Spartan Motors, John Bean Technologies and Valero Energy.

Thank you for your participation in Franklin All Cap Value Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Licensee. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Licensee’s presentation thereof.

Top 10 Equity Holdings
Franklin All Cap Value Fund
4/30/14

Company	% of Total
Sector/Industry	Net Assets
PHI Inc.	2.8%
Energy
Alcoa Inc.	2.7%
Materials
Royal Caribbean Cruises Ltd.	2.3%
Consumer Services
Unit Corp.	2.3%
Energy
Miller Industries Inc.	2.2%
Machinery
Corning Inc.	2.2%
Technology Hardware & Equipment
Johnson & Johnson	2.1%
Pharmaceuticals, Biotechnology &
Life Sciences
QUALCOMM Inc.	2.1%
Technology Hardware & Equipment
L.B. Foster Co., A	2.0%
Machinery
The Allstate Corp.	2.0%
Insurance

Semiannual Report | 7

Performance Summary as of 4/30/14

Franklin All Cap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	4/30/14	10/31/13		Change
A (FRAVX)	$13.09	$12.23	+$	0.86
C (n/a)	$12.87	$12.05	+$	0.82
R (n/a)	$13.10	$12.23	+$	0.87
Advisor (n/a)	$13.15	$12.29	+$	0.86

Distributions
Share Class	Dividend Income
A (11/1/13-4/30/14)	$0.0153
Advisor (11/1/13-4/30/14)	$0.0377

8 | Semiannual Report

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges.

Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(3/31/14)[5]	(with waiver)	(without waiver)
A								1.24%	1.61%
6-Month	+	7.16%	+	0.97%	$10,097
1-Year	+	24.58%	+	17.44%	$11,744	+	18.12%
5-Year	+	132.35%	+	16.98%	$21,909	+	19.77%
Since Inception (6/1/07)	+	36.34%	+	3.69%	$12,850	+	3.85%
C								1.94%	2.31%
6-Month	+	6.81%	+	5.81%	$10,581
1-Year	+	23.63%	+	22.63%	$12,263	+	23.45%
5-Year	+	124.05%	+	17.51%	$22,405	+	20.37%
Since Inception (6/1/07)	+	30.01%	+	3.87%	$13,001	+	4.05%
R								1.44%	1.81%
6-Month	+	7.11%	+	7.11%	$10,711
1-Year	+	24.38%	+	24.38%	$12,438	+	25.09%
5-Year	+	129.84%	+	18.11%	$22,984	+	21.00%
Since Inception (6/1/07)	+	34.72%	+	4.40%	$13,472	+	4.57%
Advisor								0.94%	1.31%
6-Month	+	7.32%	+	7.32%	$10,732
1-Year	+	24.90%	+	24.90%	$12,490	+	25.73%
5-Year	+	135.65%	+	18.70%	$23,565	+	21.60%
Since Inception (6/1/07)	+	39.29%	+	4.91%	$13,929	+	5.09%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 9

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10 | Semiannual Report

Your Fund’s Expenses

Franklin All Cap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 11

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13–4/30/14
A
Actual	$1,000	$1,071.60	$6.42
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26
C
Actual	$1,000	$1,068.10	$10.00
Hypothetical (5% return before expenses)	$1,000	$1,015.12	$9.74
R
Actual	$1,000	$1,071.10	$7.45
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.25
Advisor
Actual	$1,000	$1,073.20	$4.88
Hypothetical (5% return before expenses)	$1,000	$1,020.08	$4.76

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.25%; C: 1.95%; R: 1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

12 | Semiannual Report

Franklin Balance Sheet Investment Fund

Your Fund’s Goal and Main Investments: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies of any size that we believe are undervalued in the marketplace at the time of purchase but have the potential for capital appreciation.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Balance Sheet Investment Fund covers the period ended April 30, 2014.

Performance Overview

Franklin Balance Sheet Investment Fund – Class A delivered a +5.99% cumulative total return for the six months under review. In comparison, the Russell 3000 Value Index, which measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, posted a +9.24% total return.1, 2 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 16.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. We generally define “low price-to-book value” as the lower two deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were Alcoa, Corning and Trinity Industries. Alcoa, an aluminum products manufacturer, began to realize the benefits of several restructuring

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 65.

Semiannual Report | 13

programs designed to help improve the company’s overall cost position. In addition, aerospace demand remained strong, and the positive outlook for increased aluminum use in automobile production was expected to aid future results. Corning, a world leader in specialty glass and ceramics, experienced price stabilization in its display glass business. The market also reacted positively to Corning’s acquisition of its South Korean joint venture with Samsung. Trinity Industries, a railcar manufacturer, benefited from strong demand for crude oil tank railcars related to a surge in domestic energy production, a broadening of orders for other railcar types such as hoppers and auto racks, accretive asset sales and the potential for acquisitions and other shareholder-friendly capital allocations.

Detractors from absolute Fund performance included Tidewater, RTI International Metals and Selective Insurance Group. Tidewater, an offshore oilfield services provider, suffered from weaker-than-expected deep-water day rates, higher maintenance expenses and concerns over excess industry capacity. Stock of RTI International Metals, a specialty metals products manufacturer, declined because of weak first-quarter earnings and forward guidance that disappointed investors. Selective Insurance Group, a property and casualty insurer, suffered weather-related losses from harsh winter conditions in the northeast and Midwest. Selective has successfully increased rates in recent quarters, but the pace of increase slowed in the first quarter of 2014, suggesting that the storm losses will be difficult to recoup over the balance of the year.

During the reporting period, we identified six new investment opportunities: Allegheny Technologies, a producer of specialty metals; Century Aluminum, an aluminum producer; GrainCorp, a grain products and services provider; First Solar, a manufacturer and designer of solar modules and solutions; Fresh DelMonte Produce, a producer and marketer of fresh fruit; and Photronics, a maker of photomasks for semiconductor manufacturers. We also added to existing positions including the aforementioned Alcoa and Tidewater, as well as Ensco, an offshore drilling provider.

We liquidated positions in Benchmark Electronics, Noble, Ruby Tuesday, MeadWestvaco and ESCO Technologies during the period, and NV Energy was acquired by Berkshire Hathaway Energy through its subsidiary, MidAmerican Energy. We also reduced some other positions including Validus Holdings, Valero Energy and Assurant.

14 | Semiannual Report

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Licensee. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Licensee’s presentation thereof.

Semiannual Report | 15

Performance Summary as of 4/30/14

Franklin Balance Sheet Investment Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

	Net Asset Value[1]
	Share Class	4/30/14	10/31/13		Change
	A (FRBSX)	$51.05	$53.95	-$	2.90
	C (FCBSX)	$49.92	$52.74	-$	2.82
	R (FBSRX)	$51.05	$53.86	-$	2.81
	R6 (FBSIX)	$52.09	$55.03	-$	2.94
	Advisor (FBSAX)	$52.10	$55.01	-$	2.91

	Distributions
		Dividend	Short-Term		Long-Term
	Share Class	Income	Capital Gain		Capital Gain	Total
A	(11/1/13-4/30/14)	$0.6479	$0.6536		$4.6492	$5.9507
C	(11/1/13-4/30/14)	$0.3141	$0.6536		$4.6492	$5.6169
R	(11/1/13-4/30/14)	$0.4949	$0.6536		$4.6492	$5.7977
R6	(11/1/13-4/30/14)	$0.8468	$0.6536		$4.6492	$6.1496
Advisor	(11/1/13-4/30/14)	$0.7782	$0.6536		$4.6492	$6.0810

16 | Semiannual Report

Performance Summary (continued)

Performance as of 4/30/142

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges.

Class A: 5.75% maximum initial sales charge. Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual Operating Expenses[7]
Share Class		Total Return[3]		Total Return[4]	Investment[5]		(3/31/14)[6]	(with waiver)	(without waiver)
A								0.92%	0.93%
6-Month	+	5.99%[1]		-0.10%	$9,990
1-Year	+	19.90%	+	13.01%	$11,301	+	13.63%
5-Year	+	135.23%	+	17.26%	$22,173	+	20.28%
10-Year	+	115.60%	+	7.35%	$20,319	+	7.02%
C								1.67%	1.68%
6-Month	+	5.59%[1]	+	4.65%	$10,465
1-Year	+	19.02%	+	18.02%	$11,802	+	18.68%
5-Year	+	126.58%	+	17.77%	$22,658	+	20.81%
10-Year	+	99.83%	+	7.17%	$19,983	+	6.84%
R								1.17%	1.18%
6-Month	+	5.86%[1]	+	5.86%	$10,586
1-Year	+	19.61%	+	19.61%	$11,961	+	20.26%
5-Year	+	132.30%	+	18.36%	$23,230	+	21.41%
10-Year	+	110.92%	+	7.75%	$21,092	+	7.42%
R6								0.52%	0.53%
6-Month	+	6.19%[1]	+	6.19%	$10,619
Since Inception (5/1/13)[8]	+	22.27%	+	22.27%	$12,227	+	22.63%
Advisor								0.67%	0.68%
6-Month	+	6.11%[1]	+	6.11%	$10,611
1-Year	+	20.20%	+	20.20%	$12,020	+	20.87%
5-Year	+	138.17%	+	18.95%	$23,817	+	22.02%
10-Year	+	124.11%	+	8.40%	$22,411	+	8.07%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 17

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Price and total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 10/31/13 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

2. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

3. Cumulative total return represents the change in value of an investment over the periods indicated.

4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Performance shown is not annualized.

18 | Semiannual Report

Your Fund’s Expenses

Franklin Balance Sheet Investment Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 19

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13–4/30/14
A
Actual	$1,000	$1,059.90	$4.55
Hypothetical (5% return before expenses)	$1,000	$1,020.38	$4.46
C
Actual	$1,000	$1,055.90	$8.36
Hypothetical (5% return before expenses)	$1,000	$1,016.66	$8.20
R
Actual	$1,000	$1,058.60	$5.82
Hypothetical (5% return before expenses)	$1,000	$1,019.14	$5.71
R6
Actual	$1,000	$1,061.90	$2.51
Hypothetical (5% return before expenses)	$1,000	$1,022.36	$2.46
Advisor
Actual	$1,000	$1,061.10	$3.27
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.89%; C: 1.64%; R: 1.14%; R6: 0.49%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

20 | Semiannual Report

Franklin Large Cap Value Fund

Your Fund’s Goal and Main Investments: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000® Index.1

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

This semiannual report for Franklin Large Cap Value Fund covers the period ended April 30, 2014.

Performance Overview

Franklin Large Cap Value Fund – Class A delivered a +7.97% cumulative total return for the six months under review. In comparison, the Russell 1000 Value Index, which measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, posted a +9.61% total return.2, 3 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 24.

Investment Strategy

We seek to invest in securities of large capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 73.

Semiannual Report | 21

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were Alcoa, Merck & Co. and Valero Energy. Alcoa, an aluminum products manufacturer, began to realize the benefits of several restructuring programs designed to help improve the company’s overall cost position. In addition, aerospace demand remained strong and the positive outlook for increased aluminum use in automobile production is expected to aid future results. Pharmaceuticals manufacturer Merck & Co. outperformed as expectations rose for a number of large drug opportunities, including a PD-1 cancer drug and an oral hepatitis C drug. Valero Energy, a petroleum refiner and marketer, benefited from a U.S. refining boom, particularly among coastal refiners, which is being fueled by abundant supplies of low-cost crude oil inventories.

Detractors from absolute Fund performance included Ensco, Noble and State Street. Ensco and Noble, which operate offshore drilling rigs, suffered from weaker industry day rates. State Street, an institutional financial services provider, underperformed because of weaker fee revenues and reduced net interest margins in the ongoing low interest rate environment.

During the period, we initiated positions in six new holdings: HollyFrontier, an independent oil refiner; Maxim Integrated Products, an integrated circuit manufacturer; Denbury Resources, an oil and gas exploration and production company; CVS Caremark, an integrated pharmacy health care provider; EMC, an information technology data infrastructure provider; and Symantec, an information technology security solutions provider. We also added to some existing positions, including Target, a mass-market discount retailer; Abbott Laboratories, a diversified manufacturer of health care products; and Capital One Financial, a credit card and bank holding company. We liquidated our positions in Knowles, a spin-off of Dover, and Mallinckrodt, a spin-off of Covidien, and reduced our holdings in the aforementioned Noble.

22 | Semiannual Report

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to continuing to serve your investment needs.

William J. Lippman
President and Lead Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Large Cap Value Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represents the majority of the U.S. market’s total market capitalization.

2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

3. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Licensee. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Licensee’s presentation thereof.

Top 10 Equity Holdings
Franklin Large Cap Value Fund
4/30/14

Company	% of Total
Sector/Industry	Net Assets
Gilead Sciences Inc.	2.3%
Pharmaceuticals, Biotechnology &
Life Sciences
Corning Inc.	2.2%
Technology Hardware & Equipment
Prudential Financial Inc.	2.2%
Insurance
MetLife Inc.	2.2%
Insurance
The Allstate Corp.	2.1%
Insurance
Alcoa Inc.	2.0%
Materials
Citigroup Inc.	2.0%
Banks
Johnson Controls Inc.	2.0%
Automobiles & Components
Nucor Corp.	1.9%
Materials
Baker Hughes Inc.	1.9%
Energy

Semiannual Report | 23

Performance Summary as of 4/30/14

Franklin Large Cap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	4/30/14	10/31/13		Change
A (FLVAX)	$18.09	$16.85	+$	1.24
C (FLCVX)	$17.93	$16.66	+$	1.27
R (FLCRX)	$17.96	$16.70	+$	1.26
R6 (FRLGX)	$18.01	$16.80	+$	1.21
Advisor (n/a)	$18.02	$16.80	+$	1.22

Distributions
Share Class	Dividend Income
A (11/1/13-4/30/14)	$0.0967
R (11/1/13-4/30/14)	$0.0544
R6 (11/1/13-4/30/14)	$0.1837
Advisor (11/1/13-4/30/14)	$0.1406

24 | Semiannual Report

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge. Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(3/31/14)[5]	(with waiver)	(without waiver)
A								1.36%	1.37%
6-Month	+	7.97%	+	1.75%	$10,175
1-Year	+	23.00%	+	15.95%	$11,595	+	15.76%
5-Year	+	116.11%	+	15.28%	$20,359	+	17.78%
10-Year	+	72.51%	+	4.98%	$16,263	+	4.81%
C								2.07%	2.08%
6-Month	+	7.62%	+	6.62%	$10,662
1-Year	+	22.14%	+	21.14%	$12,114	+	21.04%
5-Year	+	108.68%	+	15.85%	$20,868	+	18.36%
10-Year	+	61.13%	+	4.89%	$16,113	+	4.71%
R								1.57%	1.58%
6-Month	+	7.89%	+	7.89%	$10,789
1-Year	+	22.74%	+	22.74%	$12,274	+	22.64%
5-Year	+	113.84%	+	16.42%	$21,384	+	18.94%
10-Year	+	69.27%	+	5.40%	$16,927	+	5.23%
R6								0.88%	0.89%
6-Month	+	8.23%	+	8.23%	$10,823
Since Inception (5/1/13)[7]	+	25.12%	+	25.12%	$12,512	+	24.28%
Advisor[8]								1.07%	1.08%
6-Month	+	8.15%	+	8.15%	$10,815
1-Year	+	23.35%	+	23.35%	$12,335	+	23.26%
5-Year	+	119.14%	+	16.99%	$21,914	+	19.53%
10-Year	+	77.10%	+	5.88%	$17,710	+	5.71%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 25

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Performance shown is not annualized.

8. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/1/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +62.22% and +5.86%.

26 | Semiannual Report

Your Fund’s Expenses

Franklin Large Cap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 27

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13–4/30/14
A
Actual	$1,000	$1,079.70	$6.81
Hypothetical (5% return before expenses)	$1,000	$1,018.25	$6.61
C
Actual	$1,000	$1,076.20	$10.35
Hypothetical (5% return before expenses)	$1,000	$1,014.83	$10.04
R
Actual	$1,000	$1,078.90	$7.78
Hypothetical (5% return before expenses)	$1,000	$1,017.31	$7.55
R6
Actual	$1,000	$1,082.30	$4.39
Hypothetical (5% return before expenses)	$1,000	$1,020.58	$4.26
Advisor
Actual	$1,000	$1,081.50	$5.21
Hypothetical (5% return before expenses)	$1,000	$1,019.79	$5.06

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.32%; C: 2.01%; R: 1.51%; R6: 0.85%; and Advisor: 1.01%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

28 | Semiannual Report

Franklin MicroCap Value Fund

Your Fund’s Goal and Main Investments: Franklin MicroCap Value Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $500 million at the time of purchase that we believe are undervalued in the marketplace.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin MicroCap Value Fund covers the period ended April 30, 2014. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004 and has remained closed except for two days in mid-February 2013, when we opened the Fund on a limited basis. Existing shareholders may add to or reduce their investments in the Fund; however, once an account is reduced to zero, it may not be reopened unless the Fund reopens.

Performance Overview

Franklin MicroCap Value Fund – Class A delivered a +2.69% cumulative total return for the six months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values, posted a +4.97% total return.2, 3 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 32.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $500 million, which we define as “microcap.”1 Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 79.

Semiannual Report | 29

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were P.A.M. Transportation Services, Omega Protein and Magellan Petroleum. P.A.M. Transportation Services, a trucking delivery provider, reported better-than-expected earnings and a positive outlook. Omega Protein, a fish meal and oil products producer, also reported unexpectedly strong results. Magellan Petroleum, an oil and gas exploration and production company, was able to monetize part of its Australian holdings in favor of promising projects in North America. Magellan also has rights to shale assets in the U.K. that attracted increased attention.

Detractors from absolute Fund performance included Delta Apparel, Village Super Market and Cal Dive International. Garment manufacturer Delta Apparel’s turnaround of its important Soffe subsidiary was complicated by cotton price increases and weather-related demand weakness for various apparel lines. Supermarket chain operator Village Super Market suffered an adverse state tax ruling that, should it stand, could lower future earnings. Cal Dive International, an offshore oil and gas construction contractor, reported losses as it worked through a restructuring plan necessitated by poorly timed capital deployment in prior years.

During the period under review, we identified a new investment opportunity in Versar, a project management company that serves the engineering, construction, environmental services, telecommunications and energy markets. We added to existing positions in the aforementioned Cal Dive International; Sterling Construction, a heavy civil construction contractor; and Full House Resorts, a gaming company.

We liquidated positions in USA Truck and Circor International, and two others, American Pacific and Costa, were bought out. We reduced positions including Sparton, Dixie Group, Espey Manufacturing & Electronics, Fred’s, Haverty Furniture and P.A.M. Transportation Services.

Our preference is to be fully invested at all times. However, Fund cash levels have at times been high for extended periods, as they are now and have been for more than a year. These periods come about when stock valuations are stretched, making investment opportunities that meet our value criteria scarce. At such times, cash will likely drag on performance. We cannot predict how long it will take for conditions to change, but we can assure our fellow shareholders that we will stick to the disciplined, value-oriented, long-term approach that has served us well over the years.

30 | Semiannual Report

Thank you for your continued participation in Franklin MicroCap Value Fund.

We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

1. Effective 12/10/12, the maximum market capitalization for each investment that the Fund can invest in increased from $400 million at time of purchase to $500 million.

2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

3. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Licensee. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Licensee’s presentation thereof.

Top 10 Equity Holdings
Franklin MicroCap Value Fund
4/30/14

Company	% of Total
Sector/Industry	Net Assets
PHI Inc.	3.5%
Energy
Seneca Foods Corp., A & B	3.4%
Food, Beverage & Tobacco
Omega Protein Corp.	2.6%
Food, Beverage & Tobacco
Healthcare Services Group Inc.	2.4%
Commercial & Professional Services
Hardinge Inc.	2.3%
Capital Goods
P.A.M. Transportation Services Inc.	2.1%
Transportation
Delta Apparel Inc.	2.0%
Consumer Durables & Apparel
Tesco Corp.	2.0%
Energy
Hurco Cos. Inc.	1.8%
Capital Goods
Alamo Group Inc.	1.7%
Capital Goods

Semiannual Report | 31

Performance Summary as of 4/30/14

Franklin MicroCap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	4/30/14	10/31/13		Change
A (FRMCX)	$39.61	$40.99	-$	1.38
R6 (n/a)	$39.58	$41.03	-$	1.45
Advisor (FVRMX)	$39.58	$40.99	-$	1.41

Distributions
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A (11/1/13-4/30/14)	$0.0437	$0.1066		$2.3350	$2.4853
R6 (11/1/13-4/30/14)	$0.1769	$0.1066		$2.3350	$2.6185
Advisor (11/1/13-4/30/14)	$0.1188	$0.1066		$2.3350	$2.5604

32 | Semiannual Report

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges.

Class A: 5.75% maximum initial sales charge. Class R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(3/31/14)[5]	(with waiver)	(without waiver)
A								1.17%	1.19%
6-Month	+	2.69%		-3.21%	$9,679
1-Year	+	19.41%	+	12.55%	$11,255	+	12.01%
5-Year	+	157.15%	+	19.37%	$24,234	+	22.60%
10-Year	+	149.83%	+	8.94%	$23,549	+	8.92%
R6								0.82%	0.84%
6-Month	+	2.85%	+	2.85%	$10,285
Since Inception (5/1/13)[7]	+	22.60%	+	22.60%	$12,260	+	23.65%
Advisor[8]								0.93%	0.95%
6-Month	+	2.81%	+	2.81%	$10,281
1-Year	+	19.68%	+	19.68%	$11,968	+	19.12%
5-Year	+	160.17%	+	21.07%	$26,017	+	24.36%
10-Year	+	154.94%	+	9.81%	$25,494	+	9.79%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 33

Performance Summary (continued)

All investments involve risks, including possible loss of principal. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Performance shown is not annualized.

8. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/1/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +113.12% and +9.32%.

34 | Semiannual Report

Your Fund’s Expenses

Franklin MicroCap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 35

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13–4/30/14
A
Actual	$1,000	$1,026.90	$5.68
Hypothetical (5% return before expenses)	$1,000	$1,019.19	$5.66
R6
Actual	$1,000	$1,028.50	$3.87
Hypothetical (5% return before expenses)	$1,000	$1,020.98	$3.86
Advisor
Actual	$1,000	$1,028.10	$4.48
Hypothetical (5% return before expenses)	$1,000	$1,020.38	$4.46

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.13%; R6: 0.77%; and Advisor: 0.89%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

36 | Semiannual Report

Franklin MidCap Value Fund

Your Fund’s Goal and Main Investments: Franklin MidCap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap® Index.1

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

This semiannual report for Franklin MidCap Value Fund covers the period ended April 30, 2014.

Performance Overview

Franklin MidCap Value Fund – Class A delivered a +6.77% cumulative total return for the six months under review. In comparison, the Russell Midcap Value Index, which measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values, posted a +9.69% total return.2, 3 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 40.

Investment Strategy

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 86.

Semiannual Report | 37

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were Valero Energy, iShares Russell Mid-Cap Value ETF and Corning. Valero Energy, a petroleum refiner and marketer, benefited from a U.S. refining boom, particularly among coastal refiners, which is being fueled by abundant supplies of low-cost crude oil inventories. iShares Russell Mid-Cap Value ETF, an exchange-traded fund, is designed to closely approximate the benchmark’s return. The ETF benefited, as did the Fund’s benchmark, primarily from its concentration in financial stocks, especially real estate investment trusts, banks and insurance. Corning, a world leader in specialty glass and ceramics, experienced price stabilization in its display glass business. The market also reacted positively to Corning’s acquisition of its South Korean joint venture with Samsung.

Detractors from absolute Fund performance included GameStop, Tidewater and Leidos Holdings. GameStop, a video game retailer, reported weaker-than-expected new software sales and lowered guidance as the industry shifted its focus to new video game consoles developed by Microsoft and Sony. Tidewater, an offshore oilfield services provider, suffered from weaker-than-expected deep-water day rates, higher maintenance expenses and concerns over excess industry capacity. Leidos Holdings, an information technology security solutions provider, was hurt by poor bookings and by management guidance that materially trailed Wall Street estimates.

During the reporting period, the Fund initiated 21 new positions. Some of the largest purchases were John Wiley & Sons, a print and electronic reading and educational products publisher; Host Hotels & Resorts, a real estate investment trust; Zimmer Holdings, a medical devices developer and manufacturer; Denbury Resources, an oil and gas exploration and production company; HollyFrontier, an independent oil refiner; Agilent Technologies, a bio-analytic and electronic measurement solutions and services provider; CareFusion, a medical technology company; Cadence Design Systems, an electronic design automation company; and Regal-Beloit, an electric motor manufacturer. Consistent with our value strategy, we added to existing positions in Raymond James Financial, a diversified financial services company; Ingredion, a food sweetener and starch producer; and the aforementioned GameStop, among others.

We liquidated positions in Beam and Noble, and during the period NV Energy was acquired by Berkshire Hathaway through its subsidiary, MidAmerican Energy. We also reduced our positions in Valero Energy, Xerox and Time Warner Cable, among others. In addition, there were two takeover announcements during the period: Beam will be acquired

38 | Semiannual Report

by Suntory Holdings, a subsidiary of Kotobuki Fudosan, in an all cash deal, and Time Warner Cable will be acquired by Comcast in an all stock deal.

Thank you for your continued participation in Franklin MidCap Value Fund.

We look forward to continuing to serve your investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although his-
torical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.
2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
3. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Licensee. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell
Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Licensee’s presen-
tation thereof.

Top 10 Equity Holdings
Franklin MidCap Value Fund
4/30/14

Company	% of Total
Sector/Industry	Net Assets
iShares Russell Mid-Cap Value ETF	4.8%
Diversified Financials
American Campus Communities Inc.	2.1%
Real Estate
Northern Trust Corp.	2.0%
Diversified Financials
Corning Inc.	2.0%
Technology Hardware & Equipment
Comerica Inc.	1.9%
Banks
KeyCorp	1.8%
Banks
Xylem Inc.	1.6%
Capital Goods
Total System Services Inc.	1.6%
Software & Services
GameStop Corp., A	1.6%
Retailing
Owens Corning Inc.	1.5%
Capital Goods

Semiannual Report | 39

Performance Summary as of 4/30/14

Franklin MidCap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

	Net Asset Value
	Share Class	4/30/14	10/31/13		Change
	A (FMVAX)	$15.67	$14.76	+$	0.91
	C (FMVCX)	$15.47	$14.55	+$	0.92
	R (n/a)	$15.65	$14.71	+$	0.94
	Advisor (n/a)	$15.74	$14.84	+$	0.90

	Distributions
	Share Class	Dividend Income
A	(11/1/13-4/30/14)	$0.0849
C	(11/1/13-4/30/14)	$0.0058
R	(11/1/13-4/30/14)	$0.0495
Advisor	(11/1/13-4/30/14)	$0.1206

40 | Semiannual Report

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges.

Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(3/31/14)[5]	(with waiver)	(without waiver)
A								1.36%	1.66%
6-Month	+	6.77%	+	0.64%	$10,064
1-Year	+	20.67%	+	13.71%	$11,371	+	15.21%
5-Year	+	126.66%	+	16.38%	$21,352	+	19.67%
Since Inception (7/1/05)	+	73.36%	+	5.72%	$16,339	+	5.77%
C								2.06%	2.36%
6-Month	+	6.36%	+	5.36%	$10,536
1-Year	+	19.88%	+	18.88%	$11,888	+	20.48%
5-Year	+	119.00%	+	16.97%	$21,900	+	20.30%
Since Inception (7/1/05)	+	63.40%	+	5.72%	$16,340	+	5.77%
R								1.56%	1.86%
6-Month	+	6.68%	+	6.68%	$10,668
1-Year	+	20.43%	+	20.43%	$12,043	+	22.04%
5-Year	+	124.53%	+	17.56%	$22,453	+	20.87%
Since Inception (7/1/05)	+	70.67%	+	6.24%	$17,067	+	6.29%
Advisor								1.06%	1.36%
6-Month	+	6.92%	+	6.92%	$10,692
1-Year	+	21.12%	+	21.12%	$12,112	+	22.73%
5-Year	+	130.44%	+	18.17%	$23,044	+	21.49%
Since Inception (7/1/05)	+	78.54%	+	6.78%	$17,854	+	6.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 41

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Historically, midsize company securities have been more volatile in price than larger company securities, especially over the short term. Midsize companies may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/15 and a fee waiver associated with its investments in a
Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

42 | Semiannual Report

Your Fund’s Expenses

Franklin MidCap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 43

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13–4/30/14
A
Actual	$1,000	$1,067.70	$6.97
Hypothetical (5% return before expenses)	$1,000	$1,018.05	$6.80
C
Actual	$1,000	$1,063.60	$10.54
Hypothetical (5% return before expenses)	$1,000	$1,014.58	$10.29
R
Actual	$1,000	$1,066.80	$7.99
Hypothetical (5% return before expenses)	$1,000	$1,017.06	$7.80
Advisor
Actual	$1,000	$1,069.20	$5.44
Hypothetical (5% return before expenses)	$1,000	$1,019.54	$5.31

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.35%; C: 2.05%; R: 1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

44 | Semiannual Report

Franklin Small Cap Value Fund

Your Fund’s Goal and Main Investments: Franklin Small Cap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

This semiannual report for Franklin Small Cap Value Fund covers the period ended April 30, 2014.

Performance Overview

Franklin Small Cap Value Fund – Class A delivered a +3.57% cumulative total return for the six months under review. In comparison, the Russell 2500TM Value Index, which measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +6.97% total return.1, 2 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 48.

Investment Strategy

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

Manager’s Discussion

During the six months under review, contributors to absolute Fund performance included Trinity Industries, Unit Corp. and Cabot Corp. Trinity Industries, a railcar manufacturer, benefited from strong demand for crude

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 95.

Semiannual Report | 45

46 | Semiannual Report

oil tank railcars related to a surge in domestic energy production, a broadening of orders for other railcar types such as hoppers and auto racks, accretive asset sales and the potential for acquisitions and other shareholder-friendly capital allocation moves. Unit Corp., an onshore oil and gas exploration, production and services company, was helped by an increase in natural gas prices because of the cold winter and improved demand for land-based drilling rigs to support the North American energy revolution. Cabot, a specialty chemicals and materials company, was positively influenced by an increase in demand for carbon black, a key ingredient in automobile tire manufacturing, as global automobile sales were on the rise and miles driven were also growing. In addition, the disappointing performance of a recent acquisition serving the utility coal emissions market appeared to be stabilizing.

Detractors from absolute Fund performance included GameStop, Tidewater and The Pep Boys – Manny, Moe and Jack. GameStop, a video game retailer, reported weaker-than-expected new software sales and lowered guidance as the industry shifted its focus to new video game consoles developed by Microsoft and Sony. Tidewater, an offshore oilfield services provider, suffered from weaker-than-expected deep-water day rates, higher maintenance expenses and concerns over excess industry capacity. The Pep Boys – Manny, Moe and Jack, an auto service and retail chain, was negatively impacted by weak operating performance as the company’s restructuring program failed to gain traction, while increased competitive pressure in the replacement tire market also weighed on results.

During the reporting period, the Fund initiated positions in four new holdings: Maple Leaf Foods, a packaged consumer foods manufacturer; GrainCorp, a grain products and services provider; Minerals Technologies, a global producer of value-added specialty minerals; and AMCOL International, a specialty materials producer that was also sold later in the period as it was the subject of a takeover offer by Minerals Technologies. We also added to our positions in Stepan, a global chemical manufacturer; Lindsay, a manufacturer of irrigation equipment and road construction products; and Genesco, a specialty retailer, among others.

We liquidated positions in five companies: Harman International Industries, Benchmark Electronics, Jos. A. Bank Clothiers, Regis and General Cable. We reduced positions in several securities including Pentair, Autoliv and Men’s Wearhouse. In addition, there were two new takeover announcements — a cash and stock deal for the acquisition of Schawk by Matthews International was announced at a 36% premium to Schawk’s then share price, and Aspen Insurance was the subject of a takeover offer by Endurance Specialty Holdings at a 21% premium to Aspen’s then share price. Also completed during the period was the acquisition of NV Energy by Berkshire Hathaway Energy through its subsidiary, MidAmerican Energy.

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Licensee. The presentation may contain confi-
dential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited.
Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in
Licensee’s presentation thereof.

Top 10 Equity Holdings
Franklin Small Cap Value Fund
4/30/14

Company	% of Total
Sector/Industry	Net Assets
Trinity Industries Inc.	2.5%
Machinery
Thor Industries Inc.	2.4%
Automobiles & Components
Group 1 Automotive Inc.	2.1%
Retailing
Bristow Group Inc.	2.1%
Energy
Regal-Beloit Corp.	2.0%
Electrical Equipment
Unit Corp.	2.0%
Energy
Granite Construction Inc.	1.9%
Construction & Engineering
H.B. Fuller	1.9%
Materials
Protective Life Corp.	1.8%
Insurance
EMCOR Group Inc.	1.8%
Construction & Engineering

Semiannual Report | 47

Performance Summary as of 4/30/14

Franklin Small Cap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

	Net Asset Value
	Share Class		4/30/14	10/31/13		Change
	A (FRVLX)		$58.85	$59.76	-$	0.91
	C (FRVFX)		$54.62	$55.62	-$	1.00
	R (FVFRX)		$58.35	$59.21	-$	0.86
	R6	(n/a)	$60.81	$61.78	-$	0.97
	Advisor (FVADX)		$60.81	$61.72	-$	0.91

	Distributions
			Dividend	Short-Term		Long-Term
	Share Class		Income	Capital Gain		Capital Gain	Total
A	(11/1/13-4/30/14)		$0.2491	$0.0776		$2.6632	$2.9899
C	(11/1/13-4/30/14)		—	$0.0776		$2.6632	$2.7408
R	(11/1/13-4/30/14)		$0.1308	$0.0776		$2.6632	$2.8716
R6	(11/1/13-4/30/14)		$0.5325	$0.0776		$2.6632	$3.2733
Advisor	(11/1/13-4/30/14)		$0.4105	$0.0776		$2.6632	$3.1513

48 | Semiannual Report

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges.

Class A: 5.75% maximum initial sales charge. Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(3/31/14)[5]	(with waiver)	(without waiver)
A								1.20%	1.21%
6-Month	+	3.57%		-2.39%	$9,761
1-Year	+	22.80%	+	15.75%	$11,575	+	17.13%
5-Year	+	145.02%	+	18.22%	$23,093	+	23.39%
10-Year	+	159.16%	+	9.34%	$24,429	+	9.30%
C								1.90%	1.91%
6-Month	+	3.20%	+	2.22%	$10,222
1-Year	+	21.92%	+	20.92%	$12,092	+	22.42%
5-Year	+	136.59%	+	18.80%	$23,659	+	23.99%
10-Year	+	141.70%	+	9.23%	$24,170	+	9.18%
R								1.40%	1.41%
6-Month	+	3.46%	+	3.46%	$10,346
1-Year	+	22.54%	+	22.54%	$12,254	+	24.03%
5-Year	+	142.58%	+	19.39%	$24,258	+	24.62%
10-Year	+	154.08%	+	9.77%	$25,408	+	9.73%
R6								0.65%	0.66%
6-Month	+	3.83%	+	3.83%	$10,383	+	11.10%
Since Inception (5/1/13)[7]	+	26.20%	+	26.20%	$12,620	+	29.50%
Advisor								0.90%	0.91%
6-Month	+	3.73%	+	3.73%	$10,373
1-Year	+	23.16%	+	23.16%	$12,316	+	24.65%
5-Year	+	148.73%	+	19.99%	$24,873	+	25.24%
10-Year	+	167.09%	+	10.32%	$26,709	+	10.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 49

Performance Summary (continued)

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.
Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Performance shown is not annualized.

50 | Semiannual Report

Your Fund’s Expenses

Franklin Small Cap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 51

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13–4/30/14
A
Actual	$1,000	$1,035.70	$5.65
Hypothetical (5% return before expenses)	$1,000	$1,019.24	$5.61
C
Actual	$1,000	$1,032.00	$9.17
Hypothetical (5% return before expenses)	$1,000	$1,015.77	$9.10
R
Actual	$1,000	$1,034.60	$6.66
Hypothetical (5% return before expenses)	$1,000	$1,018.25	$6.61
R6
Actual	$1,000	$1,038.30	$3.08
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.06
Advisor
Actual	$1,000	$1,037.30	$4.14
Hypothetical (5% return before expenses)	$1,000	$1,020.73	$4.11

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.12%; C: 1.82%; R: 1.32%; R6: 0.61%; and Advisor: 0.82%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

52 | Semiannual Report

Franklin Value Investors Trust

Financial Highlights

Franklin All Cap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.23	$9.23	$8.45	$8.41	$6.83	$6.25
Income from investment operations[a]:
Net investment income[b]	—[c]	0.04	0.06	0.04	0.04	0.05
Net realized and unrealized gains (losses)	0.88	3.04	0.77	0.03	1.59	0.58
Total from investment operations	0.88	3.08	0.83	0.07	1.63	0.63
Less distributions from net investment
income	(0.02)	(0.08)	(0.05)	(0.03)	(0.05)	(0.05)
Net asset value, end of period	$13.09	$12.23	$9.23	$8.45	$8.41	$6.83

Total return[d]	7.16%	33.69%	9.83%	0.86%	23.90%	10.27%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.41%	1.59%	1.67%	1.72%	1.92%	2.05%
Expenses net of waiver and payments by
affiliates	1.25%	1.23%	1.20%	1.20%	1.20%	1.21%[f]
Net investment income	0.03%	0.37%	0.70%	0.46%	0.49%	0.89%

Supplemental data
Net assets, end of period (000’s)	$46,746	$37,004	$20,127	$18,455	$15,904	$10,167
Portfolio turnover rate	9.92%	26.63%	26.94%	34.96%	27.31%	38.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 53

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin All Cap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.05	$9.09	$8.34	$8.33	$6.77	$6.20
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	(0.03)	—[c]	(0.02)	(0.01)	0.01
Net realized and unrealized gains (losses)	0.86	3.01	0.75	0.03	1.58	0.58
Total from investment operations	0.82	2.98	0.75	0.01	1.57	0.59
Less distributions from net investment
income	—	(0.02)	—	—	(0.01)	(0.02)
Net asset value, end of period	$12.87	$12.05	$9.09	$8.34	$8.33	$6.77

Total return[d]	6.81%	32.82%	8.99%	0.12%	23.14%	9.50%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	2.11%	2.29%	2.37%	2.42%	2.62%	2.72%
Expenses net of waiver and payments by
affiliates	1.95%	1.93%	1.90%	1.90%	1.90%	1.88%[f]
Net investment income (loss)	(0.67)%	(0.33)%	—%[g]	(0.24)%	(0.21)%	0.22%

Supplemental data
Net assets, end of period (000’s)	$8,336	$5,745	$3,248	$3,159	$2,364	$1,565
Portfolio turnover rate	9.92%	26.63%	26.94%	34.96%	27.31%	38.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

54 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin All Cap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class R	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.23	$9.21	$8.43	$8.39	$6.82	$6.25
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.02	0.06	0.02	0.02	0.03
Net realized and unrealized gains (losses)	0.88	3.04	0.75	0.04	1.59	0.58
Total from investment operations	0.87	3.06	0.81	0.06	1.61	0.61
Less distributions from net investment
income	—	(0.04)	(0.03)	(0.02)	(0.04)	(0.04)
Net asset value, end of period	$13.10	$12.23	$9.21	$8.43	$8.39	$6.82

Total return[c]	7.11%	33.45%	9.61%	0.69%	23.69%	9.88%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.61%	1.79%	1.87%	1.92%	2.12%	2.24%
Expenses net of waiver and payments by
affiliates	1.45%	1.43%	1.40%	1.40%	1.40%	1.40%[e]
Net investment income (loss)	(0.17)%	0.18%	0.50%	0.26%	0.29%	0.70%

Supplemental data
Net assets, end of period (000’s)	$56	$46	$29	$54	$25	$18
Portfolio turnover rate	9.92%	26.63%	26.94%	34.96%	27.31%	38.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 55

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin All Cap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.29	$9.28	$8.49	$8.45	$6.86	$6.28
Income from investment operations[a]:
Net investment income[b]	0.02	0.07	0.09	0.07	0.06	0.07
Net realized and unrealized gains (losses)	0.88	3.05	0.77	0.02	1.60	0.58
Total from investment operations	0.90	3.12	0.86	0.09	1.66	0.65
Less distributions from net investment
income	(0.04)	(0.11)	(0.07)	(0.05)	(0.07)	(0.07)
Net asset value, end of period	$13.15	$12.29	$9.28	$8.49	$8.45	$6.86

Total return[c]	7.32%	34.00%	10.28%	1.09%	24.27%	10.54%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.11%	1.29%	1.37%	1.42%	1.62%	1.74%
Expenses net of waiver and payments by
affiliates	0.95%	0.93%	0.90%	0.90%	0.90%	0.90%[e]
Net investment income	0.33%	0.67%	1.00%	0.76%	0.79%	1.20%

Supplemental data
Net assets, end of period (000’s)	$2,678	$2,411	$1,668	$1,644	$1,158	$939
Portfolio turnover rate	9.92%	26.63%	26.94%	34.96%	27.31%	38.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

56 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited)

Franklin All Cap Value Fund	Shares	Value
Common Stocks 95.1%
Aerospace & Defense 1.7%
AAR Corp.	32,000	$828,800
United Technologies Corp.	1,500	177,495
		1,006,295
Automobiles & Components 2.7%
Autoliv Inc.	5,000	509,900
Gentex Corp.	12,000	344,040
Johnson Controls Inc.	14,500	654,530
Spartan Motors Inc.	6,000	31,860
		1,540,330
Banks 3.9%
KeyCorp	80,500	1,098,020
U.S. Bancorp	28,200	1,149,996
		2,248,016
Building Products 7.6%
[a]Gibraltar Industries Inc.	54,900	937,692
Griffon Corp.	79,500	845,880
Insteel Industries Inc.	56,000	1,152,480
Owens Corning Inc.	23,700	968,145
Universal Forest Products Inc.	9,600	484,704
		4,388,901
Commercial & Professional Services 0.5%
McGrath RentCorp	8,700	274,746
Consumer Durables & Apparel 1.5%
Adidas AG, ADR (Germany)	4,000	213,440
La-Z-Boy Inc.	25,800	625,134
		838,574
Consumer Services 2.3%
Royal Caribbean Cruises Ltd.	25,500	1,354,815
Electrical Equipment 4.3%
Eaton Corp. PLC	11,200	813,568
Encore Wire Corp.	11,300	550,649
Regal-Beloit Corp.	15,000	1,120,950
		2,485,167
Energy 15.6%
Apache Corp.	11,650	1,011,220
Baker Hughes Inc.	16,000	1,118,400
Bristow Group Inc.	13,000	998,400
Ensco PLC, A	5,000	252,250
[a]Natural Gas Services Group Inc.	36,100	1,107,909
Occidental Petroleum Corp.	7,000	670,250
[a]PHI Inc.	28,700	1,214,010
[a]PHI Inc., non-voting	9,000	403,200
Tidewater Inc.	8,800	448,184

Semiannual Report | 57

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin All Cap Value Fund	Shares	Value
Common Stocks (continued)
Energy (continued)
[a]Unit Corp.	20,000	$1,319,000
Valero Energy Corp.	8,000	457,360
		9,000,183
Food & Staples Retailing 1.4%
Wal-Mart Stores Inc.	10,000	797,100
Food, Beverage & Tobacco 12.5%
Archer-Daniels-Midland Co.	22,700	992,671
Bunge Ltd.	14,500	1,154,925
GrainCorp Ltd. (Australia)	55,000	452,677
Kraft Foods Group Inc.	7,233	411,268
Maple Leaf Foods Inc. (Canada)	36,000	594,827
Mondelez International Inc., A	16,700	595,355
[a]Omega Protein Corp.	88,500	1,005,360
PepsiCo Inc.	11,600	996,324
[a]Seneca Foods Corp., A	36,669	1,041,400
		7,244,807
Health Care Equipment & Services 2.6%
Becton, Dickinson and Co.	6,600	745,998
STERIS Corp.	16,200	778,410
		1,524,408
Household & Personal Products 1.0%
The Procter & Gamble Co.	7,300	602,615
Insurance 2.8%
The Allstate Corp.	20,300	1,156,085
The Chubb Corp.	5,000	460,400
		1,616,485
Machinery 10.6%
Briggs & Stratton Corp.	26,000	555,620
John Bean Technologies Corp.	28,700	832,013
L.B. Foster Co., A	25,000	1,183,750
Miller Industries Inc.	66,500	1,288,105
Pentair Ltd.	7,400	549,746
[a]Wabash National Corp.	64,500	861,720
Xylem Inc.	23,000	864,570
		6,135,524
Materials 12.9%
Alcoa Inc.	115,000	1,549,050
Allegheny Technologies Inc.	22,000	906,400
Carpenter Technology Corp.	10,100	634,280
H.B. Fuller Co.	23,000	1,065,590
Kaiser Aluminum Corp.	8,400	591,360
Minerals Technologies Inc.	6,100	362,889
Nucor Corp.	10,000	517,500
Sensient Technologies Corp.	15,000	810,750

58 | Semiannual Report

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin All Cap Value Fund	Shares	Value
Common Stocks (continued)
Materials (continued)
Stepan Co.	4,500	$260,235
[a]Universal Stainless & Alloy Products Inc.	21,936	787,283
		7,485,337
Pharmaceuticals, Biotechnology & Life Sciences 2.1%
Johnson & Johnson	12,000	1,215,480
Retailing 2.7%
The Home Depot Inc.	4,000	318,040
[a]The Pep Boys - Manny, Moe & Jack	30,300	309,666
Target Corp.	15,000	926,250
		1,553,956
Semiconductors & Semiconductor Equipment 1.2%
Microchip Technology Inc.	14,500	689,330
Software & Services 0.8%
International Business Machines Corp.	2,300	451,881
Technology Hardware & Equipment 4.3%
Corning Inc.	60,000	1,254,600
QUALCOMM Inc.	15,300	1,204,263
		2,458,863
Utilities 0.1%
Avista Corp.	500	16,076
IDACORP Inc.	500	28,070
		44,146
Total Common Stocks (Cost $41,742,534)		54,956,959
Short Term Investments (Cost $2,578,930) 4.4%
Money Market Funds 4.4%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	2,578,930	2,578,930
Total Investments (Cost $44,321,464) 99.5%		57,535,889
Other Assets, less Liabilities 0.5%		280,289
Net Assets 100.0%		$57,816,178

See Abbreviations on page 127.

aNon-income producing.
bSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 59

Franklin Value Investors Trust

Financial Highlights

Franklin Balance Sheet Investment Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$53.98	$43.01	$44.05	$47.25	$39.28	$37.85
Income from investment operations[a]:
Net investment income[b]	0.29 [c]	0.64 [d]	0.48	0.50	0.39	0.40
Net realized and unrealized gains
(losses)	2.73	13.15	3.65	1.02	8.01	2.78
Total from investment operations	3.02	13.79	4.13	1.52	8.40	3.18)
Less distributions from:
Net investment income	(0.65)	(0.66)	(0.25)	(0.79)	(0.43)	(0.70)
Net realized gains	(5.30)	(2.16)	(4.92)	(3.93)	—	(1.05
Total distributions	(5.95)	(2.82)	(5.17)	(4.72)	(0.43)	(1.75)
Net asset value, end of period	$51.05	$53.98	$43.01	$44.05	$47.25	$39.28

Total return[e]	5.93%	33.97%	11.09%	2.75%	21.48%	9.38%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	0.90%	0.91%	0.99%	0.94%	0.97%	1.00%
Expenses net of waiver and payments by
affiliates	0.89%[g]	0.91%	0.99%	0.94%	0.97%	1.00%[g]
Net investment income	1.13%[c]	1.34%[d]	1.16%	1.06%	0.89%	1.17%

Supplemental data
Net assets, end of period (000’s)	$1,295,901	$1,256,543	$1,079,418	$1,441,777	$1,788,318	$2,081,258
Portfolio turnover rate	10.71%	11.54%	7.91%[h]	9.66%	5.15%	6.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.13 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.63%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.02%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

60 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Balance Sheet Investment Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$52.77	$42.10	$43.27	$46.51	$38.70	$37.27
Income from investment operations[a]:
Net investment income[b]	0.10 [c]	0.25 [d]	0.15	0.12	0.05	0.14
Net realized and unrealized gains
(losses)	2.66	12.93	3.60	1.02	7.91	2.71
Total from investment operations	2.76	13.18	3.75	1.14	7.96	2.85
Less distributions from:
Net investment income	(0.31)	(0.35)	—	(0.45)	(0.15)	(0.37)
Net realized gains	(5.30)	(2.16)	(4.92)	(3.93)	—	(1.05)
Total distributions	(5.61)	(2.51)	(4.92)	(4.38)	(0.15)	(1.42)
Net asset value, end of period	$49.92	$52.77	$42.10	$43.27	$46.51	$38.70

Total return[e]	5.53%	33.01%	10.25%	1.97%	20.59%	8.42%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.65%	1.66%	1.74%	1.69%	1.72%	1.75%
Expenses net of waiver and payments by
affiliates	1.64%[g]	1.66%	1.74%	1.69%	1.72%	1.75%[g]
Net investment income	0.38%[c]	0.59%[d]	0.41%	0.31%	0.14%	0.42%

Supplemental data
Net assets, end of period (000’s)	$101,200	$96,462	$71,723	$75,025	$77,217	$72,184
Portfolio turnover rate	10.71%	11.54%	7.91%[h]	9.66%	5.15%	6.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.13 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.12)%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.27%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 61

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Balance Sheet Investment Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class R	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$53.90	$42.95	$43.94	$47.12	$39.19	$37.54
Income from investment operations[a]:
Net investment income[b]	0.25 [c]	0.49 [d]	0.37	0.42	0.28	0.31
Net realized and unrealized gains
(losses)	2.69	13.18	3.65	0.98	7.99	2.91
Total from investment operations	2.94	13.67	4.02	1.40	8.27	3.22
Less distributions from:
Net investment income	(0.49)	(0.56)	(0.09)	(0.65)	(0.34)	(0.52)
Net realized gains	(5.30)	(2.16)	(4.92)	(3.93)	—	(1.05)
Total distributions	(5.79)	(2.72)	(5.01)	(4.58)	(0.34)	(1.57)
Net asset value, end of period	$51.05	$53.90	$42.95	$43.94	$47.12	$39.19

Total return[e]	5.78%	33.67%	10.80%	2.50%	21.17%	9.46%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.15%	1.16%	1.24%	1.19%	1.22%	1.25%
Expenses net of waiver and payments by
affiliates	1.14%[g]	1.16%	1.24%	1.19%	1.22%	1.25%[g]
Net investment income	0.88%[c]	1.09%[d]	0.91%	0.81%	0.64%	0.92%

Supplemental data
Net assets, end of period (000’s)	$15,950	$17,992	$15,053	$19,321	$28,490	$28,264
Portfolio turnover rate	10.71%	11.54%	7.91%[h]	9.66%	5.15%	6.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.13 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.38%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

62 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Balance Sheet Investment Fund
	Six Months Ended	Period Ended
	April 30, 2014	October 31,
Class R6	(unaudited)	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$55.06	$47.79
Income from investment operations[b]:
Net investment income[c]	0.18 [d]	0.32 [e]
Net realized and unrealized gains (losses)	3.00	6.95
Total from investment operations	3.18	7.27
Less distributions from:
Net investment income	(0.85)	—
Net realized gains	(5.30)	—
Total distributions	(6.15)	—
Net asset value, end of period	$52.09	$55.06

Toal return[f]	6.13%	15.21%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	0.50%	2.10%
Expenses net of waiver and payments by affiliates	0.49%[h]	0.51%
Net investment income	1.53%[d]	1.25%[e]

Supplemental data
Net assets, end of period (000’s)	$6,506	$6
Portfolio turnover rate	10.71%	11.54%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.13 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.03%.
eNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.00%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 63

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Balance Sheet Investment Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$55.04	$43.79	$44.82	$48.01	$39.89	$37.93
Income from investment operations[a]:
Net investment income[b]	0.36 [c]	0.79 [d]	0.58	0.58	0.51	0.48
Net realized and unrealized gains
(losses)	2.78	13.40	3.69	1.08	8.13	3.36
Total from investment operations	3.14	14.19	4.27	1.66	8.64	3.84
Less distributions from:
Net investment income	(0.78)	(0.78)	(0.38)	(0.92)	(0.52)	(0.83)
Net realized gains	(5.30)	(2.16)	(4.92)	(3.93)	—	(1.05)
Total distributions	(6.08)	(2.94)	(5.30)	(4.85)	(0.52)	(1.88)
Net asset value, end of period	$52.10	$55.04	$43.79	$44.82	$48.01	$39.89

Total return[e]	6.05%	34.39%	11.34%	3.01%	21.80%	11.18%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	0.65%	0.66%	0.74%	0.69%	0.72%	0.75%
Expenses net of waiver and payments by
affiliates	0.64%[g]	0.66%	0.74%	0.69%	0.72%	0.75%[g]
Net investment income	1.38%[c]	1.59%[d]	1.41%	1.31%	1.14%	1.42%

Supplemental data
Net assets, end of period (000’s)	$112,626	$107,925	$115,694	$195,437	$145,478	$132,921
Portfolio turnover rate	10.71%	11.54%	7.91%[h]	9.66%	5.15%	6.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.13 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.88%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.27%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

64 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited)

Franklin Balance Sheet Investment Fund	Shares	Value
Common Stocks 87.8%
Banks 7.4%
Citigroup Inc.	769,000	$36,842,790
Comerica Inc.	631,000	30,439,440
Farmers & Merchants Bank of Long Beach	1,475	8,813,125
KeyCorp	2,700,000	36,828,000
		112,923,355
Capital Goods 4.0%
Encore Wire Corp.	535,000	26,070,550
Mueller Industries Inc.	396,000	11,460,240
Trinity Industries Inc.	321,200	24,109,272
		61,640,062
Commercial & Professional Services 1.6%
Kelly Services Inc., A	1,145,000	24,113,700
Consumer Durables & Apparel 0.4%
Lennar Corp., B	200,000	6,504,000
Consumer Services 2.9%
Royal Caribbean Cruises Ltd.	572,000	30,390,360
Vail Resorts Inc.	212,500	14,711,375
		45,101,735
Energy 14.1%
Apache Corp.	233,000	20,224,400
Bristow Group Inc.	160,500	12,326,400
Devon Energy Corp.	564,600	39,522,000
Ensco PLC, A	767,000	38,695,150
[a]McDermott International Inc.	1,970,000	14,243,100
[a]PHI Inc.	77,500	3,278,250
[a]PHI Inc., non-voting	390,000	17,472,000
[a]Rowan Cos. PLC	831,000	25,694,520
Tidewater Inc.	660,000	33,613,800
Valero Energy Corp.	199,000	11,376,830
		216,446,450
Food, Beverage & Tobacco 7.3%
Archer-Daniels-Midland Co.	955,000	41,762,150
Bunge Ltd.	543,000	43,249,950
Fresh Del Monte Produce Inc.	281,000	8,118,090
GrainCorp Ltd. (Australia)	2,219,000	18,263,473
		111,393,663
Insurance 8.0%
American National Insurance Co.	189,000	21,245,490
Assurant Inc.	479,000	32,289,390
E-L Financial Corp. Ltd. (Canada)	63,000	42,329,068
HCC Insurance Holdings Inc.	585,000	26,874,900
		122,738,848

Semiannual Report | 65

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin Balance Sheet Investment Fund	Shares	Value
Common Stocks (continued)
Life & Health Insurance 10.3%
Manulife Financial Corp. (Canada)	590,000	$11,062,500
MetLife Inc.	565,000	29,577,750
National Western Life Insurance Co., A	138,500	32,305,125
Prudential Financial Inc.	505,000	40,743,400
StanCorp Financial Group Inc.	710,000	43,381,000
		157,069,775
Materials 13.7%
Alcoa Inc.	3,600,000	48,492,000
Allegheny Technologies Inc.	575,000	23,690,000
Ashland Inc.	167,000	16,132,200
[a]Century Aluminum Co.	2,205,000	30,318,750
Commercial Metals Co.	521,000	10,003,200
Kaiser Aluminum Corp.	424,100	29,856,640
Reliance Steel & Aluminum Co.	427,000	30,240,140
[a]RTI International Metals Inc.	741,300	20,875,008
		209,607,938
Property & Casualty Insurance 9.3%
The Chubb Corp.	374,000	34,437,920
Old Republic International Corp.	2,400,000	39,744,000
Selective Insurance Group Inc.	1,317,000	30,211,980
The Travelers Cos. Inc.	420,000	38,043,600
		142,437,500
Reinsurance 0.4%
Validus Holdings Ltd.	148,000	5,486,360
Retailing 1.3%
CST Brands Inc.	333	10,866
Haverty Furniture Cos. Inc.	505,000	12,897,700
[a,b]Trinity Place Holdings Inc.	1,200,000	7,620,000
		20,528,566
Semiconductors & Semiconductor Equipment 1.0%
[a]First Solar Inc.	229,000	15,455,210
Photronics Inc.	9,400	81,592
		15,536,802
Technology Hardware & Equipment 3.6%
Corning Inc.	2,658,000	55,578,780
Utilities 2.5%
Great Plains Energy Inc.	297,000	7,968,510
IDACORP Inc.	134,000	7,522,760
[a,b,c]KGen Power Corp., 144A	2,800,000	1,540,000
Northeast Utilities	165,000	7,797,900
PNM Resources Inc.	297,000	8,220,960
Westar Energy Inc.	130,000	4,664,400
		37,714,530
Total Common Stocks (Cost $770,344,459)		1,344,822,064

66 | Semiannual Report

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin Balance Sheet Investment Fund	Shares	Value
Short Term Investments (Cost $183,438,700) 11.9%
Money Market Funds 11.9%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	183,438,700	$183,438,700
Total Investments (Cost $953,783,159) 99.7%		1,528,260,764
Other Assets, less Liabilities 0.3%		3,922,090
Net Assets 100.0%		$1,532,182,854

aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2014, the
value of this security was $1,540,000, representing 0.10% of net assets.
dSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 67

Franklin Value Investors Trust

Financial Highlights

Franklin Large Cap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.85	$13.05	$11.95	$11.78	$10.63	$9.84
Income from investment operations[a]:
Net investment income[b]	0.05	0.11	0.12	0.10	0.08	0.12
Net realized and unrealized gains (losses)	1.29	3.83	1.10	0.15	1.24	0.86
Total from investment operations	1.34	3.94	1.22	0.25	1.32	0.98
Less distributions from net investment income	(0.10)	(0.14)	(0.12)	(0.08)	(0.17)	(0.19)
Net asset value, end of period	$18.09	$16.85	$13.05	$11.95	$11.78	$10.63

Total return[c]	7.97%	30.53%	10.31%	2.09%	12.47%	10.37%

Ratios to average net assets[d]
Expenses	1.32%[e]	1.35%	1.40%	1.39%	1.42%	1.48%
Net investment income	0.57%	0.75%	0.95%	0.79%	0.71%	1.36%

Supplemental data
Net assets, end of period (000’s)	$152,583	$138,325	$96,584	$101,711	$101,638	$98,252
Portfolio turnover rate	0.62%	5.81%	15.76%	17.99%	13.89%	10.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

68 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Large Cap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.66	$12.91	$11.82	$11.65	$10.52	$9.70
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.01	0.03	0.01	—[c]	0.06
Net realized and unrealized gains (losses)	1.28	3.79	1.08	0.16	1.22	0.85
Total from investment operations	1.27	3.80	1.11	0.17	1.22	0.91
Less distributions from net investment income	—	(0.05)	(0.02)	—	(0.09)	(0.09)
Net asset value, end of period	$17.93	$16.66	$12.91	$11.82	$11.65	$10.52

Total return[d]	7.62%	29.59%	9.46%	1.46%	11.68%	9.59%

Ratios to average net assets[e]
Expenses	2.01%[f]	2.06%	2.11%	2.09%	2.12%	2.20%
Net investment income (loss)	(0.12)%	0.04%	0.24%	0.09%	0.01%	0.64%

Supplemental data
Net assets, end of period (000’s)	$36,783	$33,287	$22,650	$22,062	$23,693	$23,845
Portfolio turnover rate	0.62%	5.81%	15.76%	17.99%	13.89%	10.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 69

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Large Cap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class R	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.70	$12.94	$11.85	$11.68	$10.55	$9.74
Income from investment operations[a]:
Net investment income[b]	0.03	0.08	0.09	0.07	0.05	0.10
Net realized and unrealized gains (losses)	1.28	3.80	1.09	0.16	1.22	0.86
Total from investment operations	1.31	3.88	1.18	0.23	1.27	0.96
Less distributions from net investment income	(0.05)	(0.12)	(0.09)	(0.06)	(0.14)	(0.15)
Net asset value, end of period	$17.96	$16.70	$12.94	$11.85	$11.68	$10.55

Total return[c]	7.89%	30.20%	10.07%	1.92%	12.16%	10.18%

Ratios to average net assets[d]
Expenses	1.51%[e]	1.56%	1.61%	1.59%	1.62%	1.70%
Net investment income	0.38%	0.54%	0.74%	0.59%	0.51%	1.14%

Supplemental data
Net assets, end of period (000’s)	$5,235	$4,531	$3,644	$3,638	$3,895	$3,707
Portfolio turnover rate	0.62%	5.81%	15.76%	17.99%	13.89%	10.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

70 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Large Cap Value Fund
	Six Months Ended	Period Ended
	April 30, 2014	October 31,
Class R6	(unaudited)	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.80	$14.55
Income from investment operations[b]:
Net investment income[c]	0.07	0.09
Net realized and unrealized gains (losses)	1.32	2.16
Total from investment operations	1.39	2.25
Less distributions from net investment income	(0.18)	—
Net asset value, end of period	$18.01	$16.80

Total return[d]	8.23%	15.46%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.85%	2.22%
Expenses net of waiver and payments by affiliates	0.85%[f]	0.87%
Net investment income	1.04%	1.23%

Supplemental data
Net assets, end of period (000’s)	$5,928	$6
Portfolio turnover rate	0.62%	5.81%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 71

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Large Cap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.80	$13.01	$11.93	$11.75	$10.60	$9.83
Income from investment operations[a]:
Net investment income[b]	0.08	0.15	0.15	0.13	0.10	0.14
Net realized and unrealized gains (losses)	1.28	3.82	1.08	0.16	1.24	0.86
Total from investment operations	1.36	3.97	1.23	0.29	1.34	1.00
Less distributions from net investment income	(0.14)	(0.18)	(0.15)	(0.11)	(0.19)	(0.23)
Net asset value, end of period	$18.02	$16.80	$13.01	$11.93	$11.75	$10.60

Total return[c]	8.15%	30.95%	10.53%	2.47%	12.78%	10.68%

Ratios to average net assets[d]
Expenses	1.01%[e]	1.06%	1.11%	1.09%	1.12%	1.20%
Net investment income	0.88%	1.04%	1.24%	1.09%	1.01%	1.64%

Supplemental data
Net assets, end of period (000’s)	$5,832	$10,454	$7,169	$6,028	$4,851	$3,896
Portfolio turnover rate	0.62%	5.81%	15.76%	17.99%	13.89%	10.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

72 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited)

Franklin Large Cap Value Fund	Shares	Value
Common Stocks 96.0%
Automobiles & Components 3.5%
BorgWarner Inc.	51,000	$3,169,140
Johnson Controls Inc.	90,000	4,062,600
		7,231,740
Banks 7.8%
Bank of America Corp.	136,000	2,059,040
Citigroup Inc.	85,000	4,072,350
Comerica Inc.	70,000	3,376,800
KeyCorp	266,000	3,628,240
U.S. Bancorp	71,000	2,895,380
		16,031,810
Capital Goods 13.7%
3M Co.	26,500	3,685,885
Dover Corp.	34,500	2,980,800
Eaton Corp. PLC	55,000	3,995,200
General Dynamics Corp.	28,000	3,064,600
General Electric Co.	103,500	2,783,115
Illinois Tool Works Inc.	28,000	2,386,440
Parker Hannifin Corp.	27,000	3,425,760
Rockwell Automation Inc.	15,000	1,787,700
Stanley Black & Decker Inc.	12,000	1,030,680
United Technologies Corp.	26,500	3,135,745
		28,275,925
Consumer Durables & Apparel 1.3%
NIKE Inc., B	37,400	2,728,330
Consumer Services 0.7%
McDonald’s Corp.	13,000	1,317,940
Diversified Financials 3.9%
[a]Berkshire Hathaway Inc., A	8	1,546,200
Capital One Financial Corp.	17,456	1,289,998
Northern Trust Corp.	27,000	1,626,750
State Street Corp.	55,000	3,550,800
		8,013,748
Energy 16.4%
Apache Corp.	33,400	2,899,120
Baker Hughes Inc.	57,200	3,998,280
Chevron Corp.	20,000	2,510,400
ConocoPhillips	38,500	2,860,935
Denbury Resources Inc.	84,000	1,412,880
Devon Energy Corp.	45,000	3,150,000
Ensco PLC, A	41,000	2,068,450
Exxon Mobil Corp.	29,000	2,969,890
HollyFrontier Corp.	42,000	2,208,780
Noble Corp. PLC	48,000	1,478,880
Occidental Petroleum Corp.	26,500	2,537,375
Phillips 66	19,250	1,601,985

Semiannual Report | 73

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin Large Cap Value Fund	Shares	Value
Common Stocks (continued)
Energy (continued)
Schlumberger Ltd.	10,000	$1,015,500
Valero Energy Corp.	55,000	3,144,350
		33,856,825
Food & Staples Retailing 2.3%
CVS Caremark Corp.	13,000	945,360
Wal-Mart Stores Inc.	13,500	1,076,085
[b]Walgreen Co.	40,000	2,716,000
		4,737,445
Food, Beverage & Tobacco 3.1%
Archer-Daniels-Midland Co.	65,000	2,842,450
Bunge Ltd.	45,500	3,624,075
		6,466,525
Health Care Equipment & Services 2.7%
Abbott Laboratories	28,300	1,096,342
Becton, Dickinson and Co.	29,000	3,277,870
Covidien PLC	17,500	1,246,875
		5,621,087
Household & Personal Products 0.9%
The Procter & Gamble Co.	23,000	1,898,650
Insurance 10.0%
Aflac Inc.	57,000	3,575,040
The Allstate Corp.	75,000	4,271,250
The Chubb Corp.	25,000	2,302,000
MetLife Inc.	85,000	4,449,750
Prudential Financial Inc.	55,500	4,477,740
The Travelers Cos. Inc.	17,000	1,539,860
		20,615,640
Materials 5.5%
Air Products and Chemicals Inc.	13,900	1,633,528
Alcoa Inc.	305,000	4,108,350
Nucor Corp.	78,000	4,036,500
Praxair Inc.	12,000	1,566,600
		11,344,978
Pharmaceuticals, Biotechnology & Life Sciences 6.7%
[a]Gilead Sciences Inc.	61,000	4,787,890
Merck & Co. Inc.	64,000	3,747,840
Pfizer Inc.	95,000	2,971,600
Teva Pharmaceutical Industries Ltd., ADR (Israel)	46,500	2,271,990
		13,779,320
Retailing 4.6%
Family Dollar Stores Inc.	13,700	804,875
The Home Depot Inc.	38,500	3,061,135
Nordstrom Inc.	39,000	2,389,920

74 | Semiannual Report

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin Large Cap Value Fund	Shares	Value
Common Stocks (continued)
Retailing (continued)
[a]Office Depot Inc.	84,500	$345,605
Target Corp.	48,000	2,964,000
		9,565,535
Semiconductors & Semiconductor Equipment 1.8%
Maxim Integrated Products Inc.	48,600	1,576,584
Microchip Technology Inc.	45,000	2,139,300
		3,715,884
Software & Services 4.8%
International Business Machines Corp.	15,000	2,947,050
Microsoft Corp.	69,500	2,807,800
Symantec Corp.	25,000	507,000
Xerox Corp.	295,000	3,566,550
		9,828,400
Technology Hardware & Equipment 4.9%
Cisco Systems Inc.	110,000	2,542,100
Corning Inc.	220,000	4,600,200
EMC Corp.	27,200	701,760
QUALCOMM Inc.	22,500	1,770,975
TE Connectivity Ltd.	8,600	507,228
		10,122,263
Transportation 1.2%
Norfolk Southern Corp.	25,000	2,363,250
Utilities 0.2%
Exelon Corp.	14,000	490,420
Total Common Stocks (Cost $132,592,603)		198,005,715
Short Term Investments (Cost $8,808,891) 4.2%
Money Market Funds 4.2%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	8,808,891	8,808,891
Total Investments (Cost $141,401,494) 100.2%		206,814,606
Other Assets, less Liabilities (0.2)%		(452,724)
Net Assets 100.0%		$206,361,882

See Abbreviations on page 127.

aNon-income producing.
bAt April 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
cSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 75

Franklin Value Investors Trust

Financial Highlights

Franklin MicroCap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$40.99	$32.60	$32.38	$29.34	$25.84	$25.09
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)[c]	0.10 [d]	0.30 [e]	0.04	0.05	0.18
Net realized and unrealized gains (losses)	1.14	10.25	3.77	4.07	3.60	2.87
Total from investment operations	1.10	10.35	4.07	4.11	3.65	3.05
Less distributions from:
Net investment income	(0.04)	(0.52)	(0.02)	(0.09)	(0.15)	(0.41)
Net realized gains	(2.44)	(1.44)	(3.83)	(0.98)	—	(1.89)
Total distributions	(2.48)	(1.96)	(3.85)	(1.07)	(0.15)	(2.30)
Net asset value, end of period	$39.61	$40.99	$32.60	$32.38	$29.34	$25.84

Total return[f]	2.69%	33.64%	14.70%	14.16%	14.19%	15.07%

Ratios to average net assets[g]
Expenses before waiver and payments by
affiliates	1.15%	1.15%	1.16%	1.16%	1.18%	1.18%
Expenses net of waiver and payments by
affiliates	1.13%	1.15%	1.16%	1.16%	1.17%	1.17%[h]
Net investment income (loss)	(0.21)%[c]	0.36%[d]	1.01%[e]	0.12%	0.17%	0.79%

Supplemental data
Net assets, end of period (000’s)	$372,065	$370,763	$202,636	$214,646	$217,735	$232,075
Portfolio turnover rate	0.55%	11.31%	5.03%	9.46%	8.34%	10.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.40)%.
dNet investment income per share includes approximately $0.17 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.10)%.
eNet investment income per share includes approximately $0.23 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.25%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

76 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin MicroCap Value Fund
	Six Months Ended	Period Ended
	April 30, 2014	October 31,
Class R6	(unaudited)	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$41.03	$34.43
Income from investment operations[b]:
Net investment income[c]	0.01 [d]	0.04
Net realized and unrealized gains (losses)	1.16	6.56
Total from investment operations	1.17	6.60
Less distributions from:
Net investment income	(0.18)	—
Net realized gains	(2.44)	—
Total distributions	(2.62)	—
Net asset value, end of period	$39.58	$41.03

Total return[e]	2.85%	19.17%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.79%	0.79%
Expenses net of waiver and payments by affiliates	0.77%	0.79%
Net investment income	0.15%[d]	0.19%

Supplemental data
Net assets, end of period (000’s)	$83,550	$59,597
Portfolio turnover rate	0.55%	11.31%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.04)%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 77

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin MicroCap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$40.99	$32.61	$32.41	$29.37	$25.85	$25.14
Income from investment operations[a]:
Net investment income[b]	0.02 [c]	0.31 [d]	0.39 [e]	0.12	0.11	0.22
Net realized and unrealized gains (losses)	1.13	10.11	3.74	4.07	3.62	2.87
Total from investment operations	1.15	10.42	4.13	4.19	3.73	3.09
Less distributions from:
Net investment income	(0.12)	(0.60)	(0.10)	(0.17)	(0.21)	(0.49)
Net realized gains	(2.44)	(1.44)	(3.83)	(0.98)	—	(1.89)
Total distributions	(2.56)	(2.04)	(3.93)	(1.15)	(0.21)	(2.38)
Net asset value, end of period	$39.58	$40.99	$32.61	$32.41	$29.37	$25.85

Total return[f]	2.81%	33.93%	14.97%	14.44%	14.50%	15.33%

Ratios to average net assets[g]
Expenses before waiver and payments by
affiliates	0.91%	0.91%	0.92%	0.91%	0.94%	0.94%
Expenses net of waiver and payments by
affiliates	0.89%	0.91%	0.92%	0.91%	0.93%	0.93%[h]
Net investment income	0.03%[c]	0.60%[d]	1.25%[e]	0.37%	0.41%	1.03%

Supplemental data
Net assets, end of period (000’s)	$97,476	$116,292	$165,296	$133,697	$129,806	$84,298
Portfolio turnover rate	0.55%	11.31%	5.03%	9.46%	8.34%	10.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.16)%.
dNet investment income per share includes approximately $0.17 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.14%.
eNet investment income per share includes approximately $0.23 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.49%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

78 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited)

Franklin MicroCap Value Fund	Shares	Value
Common Stocks 71.8%
Automobiles & Components 0.7%
Spartan Motors Inc.	756,650	$4,017,812
Banks 5.9%
Bar Harbor Bankshares	156,768	5,891,341
Citizens Community Bancorp Inc.	143,700	1,153,911
First Defiance Financial Corp.	210,000	5,674,200
MidSouth Bancorp Inc.	225,000	3,762,000
Northeast Bancorp	437,000	4,247,640
Old Line Bancshares Inc.	94,145	1,597,641
Peoples Financial Services Corp.	87,543	4,047,113
Southern Missouri Bancorp Inc.	70,000	2,471,000
WSFS Financial Corp.	60,000	4,057,200
		32,902,046
Capital Goods 15.1%
Alamo Group Inc.	175,500	9,322,560
Burnham Holdings Inc., A	219,000	4,036,170
[a] Ducommun Inc.	236,000	5,727,720
Espey Manufacturing & Electronics Corp.	16,500	438,900
[a] Gibraltar Industries Inc.	345,000	5,892,600
Griffon Corp.	120,000	1,276,800
[b] Hardinge Inc.	934,900	12,490,264
[b] Hurco Cos. Inc.	379,400	10,114,804
Insteel Industries Inc.	119,723	2,463,899
[a] Lydall Inc.	323,000	7,561,430
Miller Industries Inc.	355,000	6,876,350
[a] Northwest Pipe Co.	170,000	6,080,900
[a,c] Smith Investment Co. LLC	44,600	24,084
[a] Sparton Corp.	260,211	7,067,331
[a] Sterling Construction Co.	515,000	3,955,200
		83,329,012
Commercial & Professional Services 3.3%
Ecology and Environment Inc., A	144,000	1,380,960
Healthcare Services Group Inc.	456,000	13,269,600
Kelly Services Inc., A	60,100	1,265,706
Kimball International Inc., B	134,300	2,250,868
[a] Versar Inc.	33,900	130,854
		18,297,988
Consumer Durables & Apparel 4.4%
Callaway Golf Co.	135,000	1,175,850
[a,b] Cobra Electronics Corp.	455,000	1,501,500
[a,b] Delta Apparel Inc.	743,700	11,326,551
[a] The Dixie Group Inc.	292,350	4,405,714
Flexsteel Industries Inc.	140,000	4,804,800
[a] P & F Industries Inc., A	65,200	534,640
Rocky Brands Inc.	37,000	541,680
		24,290,735

Semiannual Report | 79

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

		Franklin MicroCap Value Fund	Shares	Value
		Common Stocks (continued)
		Consumer Services 2.7%
		Frisch’s Restaurants Inc.	220,000	$5,209,600
		[a,b] Full House Resorts Inc.	1,450,000	2,892,750
		[a] Ruby Tuesday Inc.	912,000	7,031,520
				15,133,870
		Diversified Financials 0.9%
		KCAP Financial Inc.	635,972	5,068,697
		Energy 9.9%
		[a] Cal Dive International Inc.	4,375,000	6,475,000
		[a,b] Magellan Petroleum Corp.	2,377,980	5,255,336
		[a] Natural Gas Services Group Inc.	246,000	7,549,740
		[a] Parker Drilling Co.	765,000	5,071,950
		[a] PHI Inc.	17,600	744,480
		[a] PHI Inc., non-voting	411,000	18,412,800
		[a] Tesco Corp.	555,200	11,104,000
				54,613,306
		Food & Staples Retailing 1.0%
		Village Super Market Inc., A	227,000	5,491,130
		Food, Beverage & Tobacco 7.6%
		Griffin Land & Nurseries Inc.	127,000	3,708,400
		John B. Sanfilippo & Son Inc.	212,000	4,886,600
		[a,b] Omega Protein Corp.	1,275,000	14,484,000
		[a] Seneca Foods Corp., A	539,104	15,310,554
		[a] Seneca Foods Corp., B	121,500	3,710,610
				42,100,164
		Insurance 3.6%
		[a,b] ACMAT Corp., A	314,200	6,943,820
		Baldwin & Lyons Inc., B	275,001	7,152,776
		[a] Global Indemnity PLC, A	108,584	2,910,051
		[a] Hallmark Financial Services Inc.	120,000	1,008,000
		Safety Insurance Group Inc.	35,000	1,879,850
				19,894,497
		Materials 4.5%
		[d] Central Steel and Wire Co.	6,905	5,178,750
		[a,b] Continental Materials Corp.	129,700	2,334,600
		[a] Mercer International Inc.	303,030	2,509,088
		The Monarch Cement Co.	140,744	3,659,344
		[a] RTI International Metals Inc.	173,300	4,880,128
		[a] Universal Stainless & Alloy Products Inc.	173,440	6,224,762
				24,786,672
		Real Estate 0.9%
		[a,c] Allen Organ Co. (LandCo. Holdings)	94,800	415,129
		Arbor Realty Trust Inc.	257,700	1,806,477
		[a] Bresler & Reiner Inc.	205,000	63,550
		[b] Origen Financial Inc.	1,900,000	2,660,000
				4,945,156
80	|	Semiannual Report

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin MicroCap Value Fund	Shares	Value
Common Stocks (continued)
Retailing 4.3%
[a] ALCO Stores Inc.	103,000	$1,039,270
Brown Shoe Co. Inc.	226,000	5,331,340
Fred’s Inc.	360,000	6,559,200
Haverty Furniture Cos. Inc.	215,000	5,491,100
Shoe Carnival Inc.	233,000	5,321,720
		23,742,630
Telecommunication Services 1.0%
Atlantic Tele-Network Inc.	66,000	3,905,220
North State Telecommunications Corp., B	21,757	1,411,594
		5,316,814
Transportation 6.0%
International Shipholding Corp.	345,000	9,294,300
[a,b] P.A.M. Transportation Services Inc.	476,051	11,848,909
Providence and Worcester Railroad Co.	190,000	3,313,600
[a] SAIA Inc.	214,500	8,830,965
		33,287,774
Total Common Stocks (Cost $212,625,286)		397,218,303
Short Term Investments (Cost $157,339,254) 28.5%
Money Market Funds 28.5%
[a,e] Institutional Fiduciary Trust Money Market Portfolio	157,339,254	157,339,254
Total Investments (Cost $369,964,540) 100.3%		554,557,557
Other Assets, less Liabilities (0.3)%		(1,465,964)
Net Assets 100.0%		$553,091,593

aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cSee Note 7 regarding restricted securities.
dAt April 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
eSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 81

Franklin Value Investors Trust

Financial Highlights

Franklin MidCap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.76	$11.38	$10.39	$10.31	$8.35	$7.31
Income from investment operations[a]:
Net investment income[b]	0.04 [c]	0.11 [d]	0.08	0.05	0.06	0.02 [e]
Net realized and unrealized gains (losses)	0.95	3.43	0.96	0.08	1.94	1.07
Total from investment operations	0.99	3.54	1.04	0.13	2.00	1.09
Less distributions from net investment income	(0.08)	(0.16)	(0.05)	(0.05)	(0.04)	(0.05)
Net asset value, end of period	$15.67	$14.76	$11.38	$10.39	$10.31	$8.35

Total return[f]	6.77%	31.47%	10.04%	1.26%	24.08%	15.03%

Ratios to average net assets[g]
Expenses before waiver and payments by
affiliates	1.56%	1.64%	1.70%	1.70%	1.77%	1.88%
Expenses net of waiver and payments by
affiliates	1.35%	1.35%	1.35%	1.35%	1.35%	1.36%
Net investment income	0.58%[c]	0.83%[d]	0.78%	0.50%	0.62%	0.33%[e]

Supplemental data
Net assets, end of period (000’s)	$120,756	$102,866	$64,265	$62,226	$55,445	$41,642
Portfolio turnover rate	11.44%	10.00%	22.29%	18.61%	20.67%	14.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.38%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.61%.
eNet investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.16%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

82 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin MidCap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.55	$11.21	$10.25	$10.20	$8.27	$7.24
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)[c]	0.02 [d]	0.01	(0.02)	(0.01)	(0.02)[e]
Net realized and unrealized gains (losses)	0.94	3.39	0.95	0.07	1.94	1.05
Total from investment operations	0.93	3.41	0.96	0.05	1.93	1.03
Less distributions from net investment income	(0.01)	(0.07)	—	(—)[f]	(—)[f]	—
Net asset value, end of period	$15.47	$14.55	$11.21	$10.25	$10.20	$8.27

Total return[g]	6.36%	30.56%	9.37%	0.50%	23.36%	14.23%

Ratios to average net assets[h]
Expenses before waiver and payments by
affiliates	2.26%	2.34%	2.39%	2.40%	2.46%	2.56%
Expenses net of waiver and payments by
affiliates	2.05%	2.05%	2.04%	2.05%	2.04%	2.04%
Net investment income (loss)	(0.12)%[c]	0.13%[d]	0.09%	(0.20)%	(0.07)%	(0.35)%[e]

Supplemental data
Net assets, end of period (000’s)	$24,947	$21,965	$12,175	$12,696	$12,156	$8,598
Portfolio turnover rate	11.44%	10.00%	22.29%	18.61%	20.67%	14.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.32)%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.09)%.
eNet investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.
fAmount rounds to less than $0.01 per share.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 83

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin MidCap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class R	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.71	$11.35	$10.36	$10.28	$8.33	$7.30
Income from investment operations[a]:
Net investment income[b]	0.03 [c]	0.08 [d]	0.06	0.03	0.04	0.01 [e]
Net realized and unrealized gains (losses)	0.96	3.42	0.95	0.08	1.95	1.06
Total from investment operations	0.99	3.50	1.01	0.11	1.99	1.07
Less distributions from net investment income	(0.05)	(0.14)	(0.02)	(0.03)	(0.04)	(0.04)
Net asset value, end of period	$15.65	$14.71	$11.35	$10.36	$10.28	$8.33

Total return[f]	6.68%	31.22%	9.77%	1.05%	23.95%	14.77%

Ratios to average net assets[g]
Expenses before waiver and payments by
affiliates	1.76%	1.84%	1.90%	1.90%	1.97%	2.07%
Expenses net of waiver and payments by
affiliates	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income	0.38%[c]	0.63%[d]	0.58%	0.30%	0.42%	0.14%[e]

Supplemental data
Net assets, end of period (000’s)	$1,026	$1,000	$485	$507	$564	$440
Portfolio turnover rate	11.44%	10.00%	22.29%	18.61%	20.67%	14.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.18%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.41%.
eNet investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

84 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin MidCap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.84	$11.44	$10.45	$10.36	$8.38	$7.35
Income from investment operations[a]:
Net investment income[b]	0.07 [c]	0.15 [d]	0.12	0.09	0.09	0.04 [e]
Net realized and unrealized gains (losses)	0.95	3.45	0.95	0.08	1.95	1.07
Total from investment operations	1.02	3.60	1.07	0.17	2.04	1.11
Less distributions from net investment income	(0.12)	(0.20)	(0.08)	(0.08)	(0.06)	(0.08)
Net asset value, end of period	$15.74	$14.84	$11.44	$10.45	$10.36	$8.38

Total return[f]	6.92%	31.94%	10.35%	1.59%	24.50%	15.43%

Ratios to average net assets[g]
Expenses before waiver and payments by
affiliates	1.26%	1.34%	1.40%	1.40%	1.47%	1.57%
Expenses net of waiver and payments by
affiliates	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	0.88%[c]	1.13%[d]	1.08%	0.80%	0.92%	0.64%[e]

Supplemental data
Net assets, end of period (000’s)	$4,130	$3,596	$2,507	$2,052	$1,548	$1,198
Portfolio turnover rate	11.44%	10.00%	22.29%	18.61%	20.67%	14.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.91%.
eNet investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 85

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited)

Franklin MidCap Value Fund	Shares/Units	Value
Common Stocks and Other Equity Interests 95.6%
Automobiles & Components 4.9%
Autoliv Inc.	20,100	$2,049,798
BorgWarner Inc.	33,200	2,063,048
Gentex Corp.	34,900	1,000,583
Harley-Davidson Inc.	30,900	2,284,746
		7,398,175
Banks 6.3%
Comerica Inc.	57,900	2,793,096
Hudson City Bancorp Inc.	164,000	1,633,440
KeyCorp	201,500	2,748,460
PNC Financial Services Group Inc.	12,727	1,069,577
Regions Financial Corp.	123,600	1,253,304
		9,497,877
Capital Goods 14.2%
Babcock & Wilcox Co.	63,400	2,205,686
Carlisle Cos. Inc.	22,400	1,842,400
Dover Corp.	17,400	1,503,360
Eaton Corp. PLC	18,200	1,322,048
Exelis Inc.	73,400	1,360,836
Fortune Brands Home & Security Inc.	32,000	1,275,200
ITT Corp.	29,700	1,281,258
L-3 Communications Holdings Inc.	10,600	1,222,922
[a]MRC Global Inc.	22,300	650,937
Owens Corning Inc.	56,400	2,303,940
Pentair Ltd.	14,500	1,077,205
Regal-Beloit Corp.	20,400	1,524,492
Rockwell Automation Inc.	3,600	429,048
Stanley Black & Decker Inc.	4,000	343,560
W.W. Grainger Inc.	2,800	712,320
Xylem Inc.	64,600	2,428,314
		21,483,526
Commercial & Professional Services 1.3%
Robert Half International Inc.	15,300	685,440
Towers Watson & Co.	11,200	1,256,864
		1,942,304
Consumer Durables & Apparel 0.8%
Hasbro Inc.	22,400	1,237,824
Consumer Services 1.1%
Hillenbrand Inc.	57,500	1,748,000
Diversified Financials 9.6%
iShares Russell Mid-Cap Value ETF	105,500	7,280,555
KKR & Co., LP (Units)	93,800	2,130,198
Northern Trust Corp.	49,200	2,964,300
Raymond James Financial Inc.	42,400	2,107,280
		14,482,333

86 | Semiannual Report

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin MidCap Value Fund	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Energy 7.6%
Denbury Resources Inc.	109,000	$1,833,380
Ensco PLC, A	21,096	1,064,293
HollyFrontier Corp.	36,200	1,903,758
Murphy Oil Corp.	11,900	754,817
Peabody Energy Corp.	43,800	832,638
[a]Rowan Cos. PLC	32,500	1,004,900
Superior Energy Services Inc.	19,600	645,232
Tidewater Inc.	11,700	595,881
[a]Unit Corp.	27,700	1,826,815
Valero Energy Corp.	17,300	989,041
		11,450,755
Food, Beverage & Tobacco 2.2%
Bunge Ltd.	20,994	1,672,172
Ingredion Inc.	23,600	1,662,620
		3,334,792
Health Care Equipment & Services 6.0%
[a]CareFusion Corp.	39,700	1,550,682
[a]Community Health Systems Inc.	6,800	257,652
Hill-Rom Holdings Inc.	45,100	1,684,936
[a]Laboratory Corp. of America Holdings	14,800	1,460,760
[a]LifePoint Hospitals Inc.	13,900	777,288
[a]Mednax Inc.	6,500	385,125
Omnicare Inc.	18,500	1,096,495
Zimmer Holdings Inc.	18,700	1,810,160
		9,023,098
Insurance 7.1%
The Allstate Corp.	35,800	2,038,810
Arthur J. Gallagher & Co.	45,000	2,025,900
[a]Genworth Financial Inc., A	83,300	1,486,905
Marsh & McLennan Cos. Inc.	36,000	1,775,160
The Progressive Corp.	67,600	1,639,300
W. R. Berkley Corp.	39,900	1,765,176
		10,731,251
Materials 6.9%
Albemarle Corp.	13,400	898,336
Alcoa Inc.	116,500	1,569,255
Bemis Co. Inc.	13,200	531,168
Celanese Corp., A	29,900	1,836,757
MeadWestvaco Corp.	57,900	2,262,153
Nucor Corp.	37,600	1,945,800
Sigma-Aldrich Corp.	13,600	1,308,456
		10,351,925

Semiannual Report | 87

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin MidCap Value Fund	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Media 2.0%
John Wiley & Sons Inc., A	39,400	$2,263,924
Time Warner Cable Inc.	5,300	749,738
		3,013,662
Pharmaceuticals, Biotechnology & Life Sciences 1.2%
[a]Actavis PLC	500	102,165
Agilent Technologies Inc.	30,200	1,632,008
[a]Endo International PLC	1,600	100,712
		1,834,885
Real Estate 3.7%
American Campus Communities Inc.	81,300	3,105,660
Host Hotels & Resorts Inc.	89,000	1,909,050
[a]Realogy Holdings Corp.	12,600	529,830
		5,544,540
Retailing 4.4%
CST Brands Inc.	3,722	121,449
Family Dollar Stores Inc.	11,200	658,000
GameStop Corp., A	60,400	2,396,672
Nordstrom Inc.	27,500	1,685,200
PetSmart Inc.	25,900	1,752,912
		6,614,233
Semiconductors & Semiconductor Equipment 5.1%
[a]First Solar Inc.	5,300	357,697
KLA-Tencor Corp.	32,500	2,079,675
Maxim Integrated Products Inc.	68,900	2,235,116
Microchip Technology Inc.	48,400	2,300,936
[a]Teradyne Inc.	38,300	676,761
		7,650,185
Software & Services 4.6%
[a]Cadence Design Systems Inc.	121,000	1,882,760
Leidos Holdings Inc.	28,125	1,047,375
Science Applications International Corp.	16,071	626,769
Symantec Corp.	10,000	202,800
Total System Services Inc.	75,500	2,398,635
Xerox Corp.	61,500	743,535
		6,901,874
Technology Hardware & Equipment 2.1%
Corning Inc.	141,200	2,952,492
[a]Knowles Corp.	8,700	242,991
		3,195,483
Transportation 1.0%
Alaska Air Group Inc.	5,600	526,848
J.B. Hunt Transport Services Inc.	13,300	1,012,130
		1,538,978

88 | Semiannual Report

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin MidCap Value Fund	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Utilities 3.5%
DTE Energy Co.	20,300	$1,586,242
Northeast Utilities	36,000	1,701,360
Sempra Energy	20,000	1,972,200
		5,259,802
Total Common Stocks and Other Equity Interests (Cost $109,567,889)		144,235,502
Short Term Investments (Cost $7,191,812) 4.8%
Money Market Funds 4.8%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	7,191,812	7,191,812
Total Investments (Cost $116,759,701) 100.4%		151,427,314
Other Assets, less Liabilities (0.4)%		(567,535)
Net Assets 100.0%		$150,859,779

See Abbreviations on page 127.
[a]Non-income producing.
[b]See Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 89

Franklin Value Investors Trust

Financial Highlights

Franklin Small Cap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$59.76	$45.12	$42.25	$39.69	$33.01	$28.58
Income from investment operations[a]:
Net investment income[b]	0.09 [c]	0.30 [d]	0.34 [e]	0.18	0.11	0.19
Net realized and unrealized gains (losses)	1.99	16.30	4.47	2.50	6.73	4.53
Total from investment operations	2.08	16.60	4.81	2.68	6.84	4.72
Less distributions from:
Net investment income	(0.25)	(0.49)	(0.17)	(0.12)	(0.16)	(0.29)
Net realized gains	(2.74)	(1.47)	(1.77)	—	—	—
Total distributions	(2.99)	(1.96)	(1.94)	(0.12)	(0.16)	(0.29)
Net asset value, end of period	$58.85	$59.76	$45.12	$42.25	$39.69	$33.01

Total return[f]	3.57%	38.15%	12.08%	6.73%	20.77%	16.86%

Ratios to average net assets[g]
Expenses	1.12%[h]	1.19%	1.26%	1.21%	1.27%	1.37%[i]
Net investment income	0.31%[c]	0.57%[d]	0.79%[e]	0.41%	0.29%	0.68%

Supplemental data
Net assets, end of period (000’s)	$1,318,639	$1,224,592	$856,541	$829,710	$788,992	$644,675
Portfolio turnover rate	9.41%	13.04%	5.18%	14.24%	8.69%	2.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.18%.
dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.38%.
eNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.48%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
iBenefit of expense reduction rounds to less than 0.01%.

90 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Small Cap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$55.62	$42.12	$39.66	$37.42	$31.20	$26.94
Income from investment operations[a]:
Net investment income (loss)[b]	(0.11)[c]	(0.05)[d]	0.04 [e]	(0.12)	(0.14)	(0.01)
Net realized and unrealized gains (losses)	1.85	15.21	4.19	2.36	6.36	4.30
Total from investment operations	1.74	15.16	4.23	2.24	6.22	4.29
Less distributions from:
Net investment income	—	(0.19)	—	—	—	(0.03)
Net realized gains	(2.74)	(1.47)	(1.77)	—	—	—
Total distributions	(2.74)	(1.66)	(1.77)	—	—	(0.03)
Net asset value, end of period	$54.62	$55.62	$42.12	$39.66	$37.42	$31.20

Total return[f]	3.20%	37.23%	11.29%	5.99%	19.94%	15.98%

Ratios to average net assets[g]
Expenses	1.82%[h]	1.89%	1.95%	1.91%	1.97%	2.10%[i]
Net investment income (loss)	(0.39)%[c]	(0.13)%[d]	0.10%[e]	(0.29)%	(0.41)%	(0.05)%

Supplemental data
Net assets, end of period (000’s)	$260,070	$247,742	$183,986	$189,321	$192,880	$159,441
Portfolio turnover rate	9.41%	13.04%	5.18%	14.24%	8.69%	2.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.52)%.
dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.32)%.
eNet investment income per share includes app roximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.21)%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
iBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 91

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Small Cap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class R	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$59.21	$44.71	$41.88	$39.35	$32.75	$28.37
Income from investment operations[a]:
Net investment income[b]	0.03 [c]	0.21 [d]	0.26 [e]	0.09	0.03	0.12
Net realized and unrealized gains (losses)	1.98	16.15	4.42	2.48	6.67	4.51
Total from investment operations	2.01	16.36	4.68	2.57	6.70	4.63
Less distributions from:
Net investment income	(0.13)	(0.39)	(0.08)	(0.04)	(0.10)	(0.25)
Net realized gains	(2.74)	(1.47)	(1.77)	—	—	—
Total distributions	(2.87)	(1.86)	(1.85)	(0.04)	(0.10)	(0.25)
Net asset value, end of period	$58.35	$59.21	$44.71	$41.88	$39.35	$32.75

Total return[f]	3.46%	37.91%	11.85%	6.53%	20.51%	16.60%

Ratios to average net assets[g]
Expenses	1.32%[h]	1.39%	1.46%	1.41%	1.47%	1.60%[i]
Net investment income	0.11%[c]	0.37%[d]	0.59%[e]	0.21%	0.09%	0.45%

Supplemental data
Net assets, end of period (000’s)	$280,960	$272,697	$220,539	$221,524	$216,788	$172,652
Portfolio turnover rate	9.41%	13.04%	5.18%	14.24%	8.69%	2.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.02)%.
dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.18%.
eNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.28%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
iBenefit of expense reduction rounds to less than 0.01%.

92 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Small Cap Value Fund
	Six Months Ended	Period Ended
	April 30, 2014	October 31,
Class R6	(unaudited)	2013[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$61.78	$50.83
Income from investment operations[b]:
Net investment income[c]	0.17 [d]	0.19
Net realized and unrealized gains (losses)	2.13	10.76
Total from investment operations	2.30	10.95
Less distributions from:
Net investment income	(0.53)	—
Net realized gains	(2.74)	—
Total distributions	(3.27)	—
Net asset value, end of period	$60.81	$61.78

Total return[e]	3.83%	21.54%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.61%	2.09%
Expenses net of waiver and payments by affiliates	0.61%[g]	0.64%
Net investment income	0.82%[d]	0.68%

Supplemental data
Net assets, end of period (000’s)	$31,856	$17
Portfolio turnover rate	9.41%	13.04%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.69%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 93

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Small Cap Value Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$61.72	$46.54	$43.53	$40.87	$33.96	$29.44
Income from investment operations[a]:
Net investment income[b]	0.18 [c]	0.46 [d]	0.48 [e]	0.32	0.22	0.27
Net realized and unrealized gains (losses)	2.06	16.82	4.60	2.57	6.93	4.64
Total from investment operations	2.24	17.28	5.08	2.89	7.15	4.91
Less distributions from:
Net investment income	(0.41)	(0.63)	(0.30)	(0.23)	(0.24)	(0.39)
Net realized gains	(2.74)	(1.47)	(1.77)	—	—	—
Total distributions	(3.15)	(2.10)	(2.07)	(0.23)	(0.24)	(0.39)
Net asset value, end of period	$60.81	$61.72	$46.54	$43.53	$40.87	$33.96

Total return[f]	3.73%	38.56%	12.42%	7.05%	21.15%	17.13%

Ratios to average net assets[g]
Expenses	0.82%[h]	0.89%	0.96%	0.91%	0.97%	1.10%[i]
Net investment income	0.61%[c]	0.87%[d]	1.09%[e]	0.71%	0.59%	0.95%

Supplemental data
Net assets, end of period (000’s)	$766,182	$653,660	$419,840	$359,034	$311,581	$207,391
Portfolio turnover rate	9.41%	13.04%	5.18%	14.24%	8.69%	2.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.48%.
dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
eNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.78%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
iBenefit of expense reduction rounds to less than 0.01%.

94 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited)

Franklin Small Cap Value Fund	Shares	Value
Common Stocks 94.3%
Aerospace & Defense 1.4%
AAR Corp.	1,492,000	$38,642,800
Automobiles & Components 5.7%
Autoliv Inc.	262,100	26,728,958
Drew Industries Inc.	316,300	15,916,216
Gentex Corp.	1,105,000	31,680,350
Thor Industries Inc.	1,066,000	64,887,420
[a]Winnebago Industries Inc.	510,200	12,193,780
		151,406,724
Banks 1.8%
Chemical Financial Corp.	552,355	15,504,605
OFG Bancorp.	755,000	12,880,300
Peoples Bancorp Inc.	183,500	4,783,845
TrustCo Bank Corp. NY	2,188,000	14,462,680
		47,631,430
Building Products 4.2%
Apogee Enterprises Inc.	907,900	28,843,983
[a]Gibraltar Industries Inc.	1,160,400	19,819,632
Simpson Manufacturing Co. Inc.	567,000	18,591,930
Universal Forest Products Inc.	868,000	43,825,320
		111,080,865
Commercial & Professional Services 2.6%
Insperity Inc.	383,200	12,285,392
McGrath RentCorp	486,800	15,373,144
MSA Safety Inc.	715,700	37,753,175
Schawk Inc.	199,137	3,982,740
		69,394,451
Construction & Engineering 3.7%
EMCOR Group Inc.	1,039,400	47,802,006
Granite Construction Inc.	1,371,800	51,277,884
		99,079,890
Consumer Durables & Apparel 3.7%
Brunswick Corp.	635,000	25,520,650
[b]Hooker Furniture Corp.	582,900	8,073,165
La-Z-Boy Inc.	1,822,100	44,149,483
M.D.C. Holdings Inc.	276,300	7,625,880
[a]M/I Homes Inc.	577,900	12,869,833
		98,239,011
Consumer Services 1.4%
Hillenbrand Inc.	1,228,000	37,331,200
Electrical Equipment 4.1%
Brady Corp., A	583,500	15,048,465
EnerSys	30,600	2,067,948
Franklin Electric Co. Inc.	512,600	19,822,242

Semiannual Report | 95

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin Small Cap Value Fund	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Powell Industries Inc.	297,000	$18,806,040
Regal-Beloit Corp.	723,100	54,037,263
		109,781,958
Energy 10.3%
[a]Atwood Oceanics Inc.	522,000	25,870,320
Bristow Group Inc.	709,900	54,520,320
Energen Corp.	314,000	24,463,740
[a]Helix Energy Solutions Group Inc.	1,058,100	25,436,724
[a]Oil States International Inc.	335,000	32,541,900
[a]Rowan Cos. PLC	827,000	25,570,840
Tidewater Inc.	600,000	30,558,000
[a]Unit Corp.	816,600	53,854,770
		272,816,614
Food, Beverage & Tobacco 1.9%
GrainCorp Ltd. (Australia)	2,675,000	22,016,579
Maple Leaf Foods Inc. (Canada)	1,650,200	27,266,203
		49,282,782
Health Care Equipment & Services 3.6%
Hill-Rom Holdings Inc.	574,200	21,452,112
STERIS Corp.	943,200	45,320,760
Teleflex Inc.	297,000	30,320,730
		97,093,602
Industrial Conglomerates 1.4%
Carlisle Cos. Inc.	458,000	37,670,500
Insurance 9.4%
Arthur J. Gallagher & Co.	304,400	13,704,088
Aspen Insurance Holdings Ltd.	590,000	27,010,200
Assurant Inc.	68,700	4,631,067
The Hanover Insurance Group Inc.	482,200	28,184,590
HCC Insurance Holdings Inc.	235,300	10,809,682
Montpelier Re Holdings Ltd.	810,000	24,769,800
Old Republic International Corp.	1,820,000	30,139,200
Protective Life Corp.	935,000	47,825,250
StanCorp Financial Group Inc.	685,000	41,853,500
Validus Holdings Ltd.	566,111	20,985,735
		249,913,112
Machinery 12.3%
Astec Industries Inc.	800,000	31,960,000
Briggs & Stratton Corp.	1,140,000	24,361,800
[a]EnPro Industries Inc.	358,000	25,493,180
Kennametal Inc.	725,794	33,916,354
Lincoln Electric Holdings Inc.	519,900	34,734,519
[c]Lindsay Corp.	315,200	27,778,576
Mueller Industries Inc.	941,000	27,232,540
Nordson Corp.	44,300	3,293,705

96 | Semiannual Report

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin Small Cap Value Fund	Shares	Value
Common Stocks (continued)
Machinery (continued)
Pentair Ltd.	89,926	$6,680,602
Trinity Industries Inc.	875,200	65,692,512
[a]Wabash National Corp.	2,794,600	37,335,856
Watts Water Technologies Inc., A	136,800	7,277,760
		325,757,404
Materials 14.1%
A. Schulman Inc.	795,000	28,556,400
AptarGroup Inc.	84,600	5,703,732
Cabot Corp.	822,000	47,511,600
Carpenter Technology Corp.	716,400	44,989,920
H.B. Fuller Co.	1,065,000	49,341,450
Minerals Technologies Inc.	272,500	16,211,025
Reliance Steel & Aluminum Co.	566,500	40,119,530
RPM International Inc.	973,400	41,525,244
Sensient Technologies Corp.	857,900	46,369,495
Steel Dynamics Inc.	1,565,000	28,592,550
Stepan Co.	456,700	26,410,961
		375,331,907
Retailing 8.6%
Brown Shoe Co. Inc.	1,220,000	28,779,800
The Cato Corp., A	573,100	16,327,619
GameStop Corp., A	567,600	22,522,368
[a]Genesco Inc.	484,500	37,001,265
Group 1 Automotive Inc.	772,900	55,749,277
The Men’s Wearhouse Inc.	674,600	31,962,548
[a]The Pep Boys - Manny, Moe & Jack	2,143,900	21,910,658
Pier 1 Imports Inc.	310,000	5,660,600
[a]West Marine Inc.	795,000	8,506,500
		228,420,635
Semiconductors & Semiconductor Equipment 0.4%
Cohu Inc.	1,000,000	10,300,000
Technology Hardware & Equipment 1.6%
[a]Ingram Micro Inc., A	700,000	18,872,000
[a]Multi-Fineline Electronix Inc.	317,300	3,928,174
[a]Rofin-Sinar Technologies Inc.	910,000	20,202,000
		43,002,174
Trading Companies & Distributors 0.4%
Applied Industrial Technologies Inc.	227,200	10,887,424
Transportation 1.7%
[a]Genesee & Wyoming Inc.	295,800	29,287,158
SkyWest Inc.	1,283,000	14,882,800
		44,169,958
Total Common Stocks (Cost $1,647,517,397)		2,507,234,441

Semiannual Report | 97

Franklin Value Investors Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin Small Cap Value Fund	Shares	Value
Short Term Investments 4.9%
Money Market Funds (Cost $102,471,650) 3.9%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	102,471,650	$102,471,650

Franklin Small Cap Value Fund	Principal Amount	Value
[e]Investments from Cash Collateral Received for Loaned Securities 1.0%
[f]Repurchase Agreements 1.0%
Barclays Capital Inc., 0.04%, 5/01/14 (Maturity Value $6,218,366)
Collateralized by U.S. Treasury Notes, 0.25% - 3.625%, 9/15/15 - 2/15/21; and U.S.
Treasury Strips, 5/15/17 - 2/15/44 (valued at $6,342,727)	$6,218,359	6,218,359
BNP Paribas Securities Corp., 0.05%, 5/01/14 (Maturity Value $6,218,368)
Collateralized by U.S. Government and Agency Securities, zero cpn. - 7.25%,
5/15/14 - 7/15/37; [g]U.S. Government Agency Discount Notes, 10/24/14; and U.S.
Government Agency Strips, 5/15/22 - 7/15/28 (valued at $6,342,734)	6,218,359	6,218,359
Deutsche Bank Securities Inc., 0.05%, 5/01/14 (Maturity Value $6,218,368)
Collateralized by U.S. Treasury Bonds, 4.50%, 5/15/38; U.S. Treasury Bonds, Index Linked,
0.625% - 3.875%, 1/15/28 - 2/15/43; U.S. Treasury Notes, 0.07% - 3.75%,
10/31/14 - 5/15/23; U.S. Treasury Notes, Index Linked, 0.125% - 2.125%,
4/15/15 - 1/15/24; and U.S. Treasury Strips, 5/15/25 - 11/15/40
(valued at $6,342,726)	6,218,359	6,218,359
HSBC Securities (USA) Inc., 0.04%, 5/01/14 (Maturity Value $6,218,366)
Collateralized by U.S. Government and Agency Securities, zero cpn. - 7.25%,
5/15/14 - 7/15/32; and U.S. Government Agency Strips, 7/15/14 - 4/15/30
(valued at $6,342,795)	6,218,359	6,218,359
RBS Securities Inc., 0.05%, 5/01/14 (Maturity Value $1,309,102)
Collateralized by U.S. Treasury Bonds, Index Linked, 0.625% - 3.875%, 1/15/25 - 2/15/44;
and U.S. Treasury Notes, Index Linked, 0.625% - 2.625%, 7/15/15 - 1/15/24
(valued at $1,335,284)	1,309,100	1,309,100
Total Repurchase Agreements (Cost $26,182,536)		26,182,536
Total Investments (Cost $1,776,171,583) 99.2%		2,635,888,627
Other Assets, less Liabilities 0.8%		21,818,096
Net Assets 100.0%		$2,657,706,723

aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cA portion or all of the security is on loan at April 30, 2014. See Note 1(d).
dSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
eSee Note 1(d) regarding securities on loan.
fSee Note 1(c) regarding repurchase agreements.
gThe security is traded on a discount basis with no stated coupon rate.

98 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Statements

Statements of Assets and Liabilities
April 30, 2014 (unaudited)

	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap
	Value Fund	Investment Fund	Value Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$41,742,534	$759,947,624	$132,592,603
Cost - Non-controlled affiliated issuers (Note 8)	—	10,396,835	—
Cost - Sweep Money Fund (Note 3f)	2,578,930	183,438,700	8,808,891
Total cost of investments	$44,321,464	$953,783,159	$141,401,494
Value - Unaffiliated issuers	$54,956,959	$1,335,662,064	$198,005,715
Value - Non-controlled affiliated issuers (Note 8)	—	9,160,000	—
Value - Sweep Money Fund (Note 3f)	2,578,930	183,438,700	8,808,891
Total value of investments	57,535,889	1,528,260,764	206,814,606
Receivables:
Investment securities sold	845,041	10,065,262	—
Capital shares sold	163,414	2,368,924	410,285
Dividends	21,831	305,155	126,639
Other assets	30	905	113
Total assets	58,566,205	1,541,001,010	207,351,643
Liabilities:
Payables:
Investment securities purchased	620,473	4,060,528	415,899
Capital shares redeemed	51,839	3,311,874	307,214
Management fees	28,443	574,736	124,639
Distribution fees	18,158	357,042	68,857
Transfer agent fees	9,242	430,174	36,810
Accrued expenses and other liabilities	21,872	83,802	36,342
Total liabilities	750,027	8,818,156	989,761
Net assets, at value	$57,816,178	$1,532,182,854	$206,361,882
Net assets consist of:
Paid-in capital	$44,963,815	$887,710,706	$142,112,087
Distributions in excess of net investment income	(73,203)	(975,452)	(100,028)
Net unrealized appreciation (depreciation)	13,214,396	574,477,605	65,413,112
Accumulated net realized gain (loss)	(288,830)	70,969,995	(1,063,289)
Net assets, at value	$57,816,178	$1,532,182,854	$206,361,882

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 99

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
April 30, 2014 (unaudited)

	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap
	Value Fund	Investment Fund	Value Fund
Class A:
Net assets, at value	$46,745,918	$1,295,900,995	$152,582,717
Shares outstanding	3,570,481	25,386,510	8,435,563
Net asset value per share[a]	$13.09	$51.05	$18.09
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.89	$54.16	$19.19
Class C:
Net assets, at value	$8,336,155	$101,199,986	$36,783,470
Shares outstanding	647,711	2,027,338	2,051,635
Net asset value and maximum offering price per share[a]	$12.87	$49.92	$17.93
Class R:
Net assets, at value	$56,141	$15,949,637	$5,235,403
Shares outstanding	4,284	312,432	291,481
Net asset value and maximum offering price per share	$13.10	$51.05	$17.96
Class R6:
Net assets, at value	—	$6,506,206	$5,928,456
Shares outstanding	—	124,906	329,236
Net asset value and maximum offering price per share	—	$52.09	$18.01
Advisor Class:
Net assets, at value	$2,677,964	$112,626,030	$5,831,836
Shares outstanding	203,601	2,161,730	323,610
Net asset value and maximum offering price per share	$13.15	$52.10	$18.02

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

100 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
April 30, 2014 (unaudited)

	Franklin	Franklin	Franklin
	MicroCap	MidCap	Small Cap
	Value Fund	Value Fund	Value Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$168,085,577	$109,567,889	$1,637,835,831
Cost - Non-controlled affiliated issuers (Note 8)	44,539,709	—	9,681,566
Cost - Sweep Money Fund (Note 3f)	157,339,254	7,191,812	102,471,650
Cost - Repurchase agreements	—	—	26,182,536
Total cost of investments	$369,964,540	$116,759,701	$1,776,171,583
Value - Unaffiliated issuers	$315,365,769	$144,235,502	$2,499,161,276
Value - Non-controlled affiliated issuers (Note 8)	81,852,534	—	8,073,165
Value - Sweep Money Fund (Note 3f)	157,339,254	7,191,812	102,471,650
Value - Repurchase agreements	—	—	26,182,536
Total value of investments[a]	554,557,557	151,427,314	2,635,888,627
Cash	—	—	2,951
Receivables:
Investment securities sold	—	—	53,533,339
Capital shares sold	125,873	320,719	5,713,790
Dividends	12,285	65,553	653,777
Other assets	323	81	1,454
Total assets	554,696,038	151,813,667	2,695,793,938
Liabilities:
Payables:
Investment securities purchased	168,442	626,132	5,477,229
Capital shares redeemed	752,713	111,862	3,592,049
Management fees	332,453	92,497	1,243,415
Distribution fees	73,444	49,885	658,680
Transfer agent fees	82,550	34,050	819,052
Funds advanced by custodian	154,250	—	—
Payable upon return of securities loaned	—	—	26,182,536
Accrued expenses and other liabilities	40,593	39,462	114,254
Total liabilities	1,604,445	953,888	38,087,215
Net assets, at value	$553,091,593	$150,859,779	$2,657,706,723
Net assets consist of:
Paid-in capital	$341,532,198	$118,266,174	$1,721,868,424
Distributions in excess of net investment income	(1,379,346)	(68,025)	(3,052,677)
Net unrealized appreciation (depreciation)	184,593,017	34,667,613	859,714,390
Accumulated net realized gain (loss)	28,345,724	(2,005,983)	79,176,586
Net assets, at value	$553,091,593	$150,859,779	$2,657,706,723

[a]Includes securities loaned	$—	$—	$25,496,009

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Franklin Value Investors Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
April 30, 2014 (unaudited)

	Franklin	Franklin	Franklin
	MicroCap	MidCap	Small Cap
	Value Fund	Value Fund	Value Fund
Class A:
Net assets, at value	$372,065,273	$120,756,092	$1,318,638,887
Shares outstanding	9,393,748	7,703,749	22,405,435
Net asset value per share[a]	$39.61	$15.67	$58.85
Maximum offering price per share (net asset value per share ÷ 94.25%)	$42.03	$16.63	$62.44
Class C:
Net assets, at value	—	$24,947,479	$260,069,970
Shares outstanding	—	1,612,407	4,761,198
Net asset value and maximum offering price per share[a]	—	$15.47	$54.62
Class R:
Net assets, at value	—	$1,025,996	$280,959,997
Shares outstanding	—	65,578	4,814,972
Net asset value and maximum offering price per share	—	$15.65	$58.35
Class R6:
Net assets, at value	$83,549,823	—	$31,855,878
Shares outstanding	2,110,706	—	523,861
Net asset value and maximum offering price per share	$39.58	—	$60.81
Advisor Class:
Net assets, at value	$97,476,497	$4,130,212	$766,181,991
Shares outstanding	2,462,658	262,351	12,599,887
Net asset value and maximum offering price per share	$39.58	$15.74	$60.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

102 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Operations
for the six months ended April 30, 2014 (unaudited)

	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap
	Value Fund	Investment Fund	Value Fund
Investment income:
Dividends	$332,224	$15,401,130	$1,830,063
Income from securities loaned	—	8,327	—
Total investment income	332,224	15,409,457	1,830,063
Expenses:
Management fees (Note 3a)	195,545	3,558,657	731,122
Distribution fees: (Note 3c)
Class A	63,711	1,618,158	226,538
Class C	35,680	507,511	173,034
Class R	126	42,132	11,996
Transfer agent fees: (Note 3e)
Class A	36,750	987,791	119,373
Class C	6,158	77,452	28,639
Class R	43	12,861	3,963
Class R6	—	37	42
Advisor Class	2,180	83,715	6,223
Custodian fees (Note 4)	234	8,609	778
Reports to shareholders	4,873	81,840	14,986
Registration and filing fees	30,078	64,006	47,511
Professional fees	11,780	35,132	16,597
Trustees’ fees and expenses	—	50,125	5,527
Other	3,245	12,424	4,570
Total expenses	390,403	7,140,450	1,390,899
Expense reductions (Note 4)	—	(8)	—
Expenses waived/paid by affiliates (Note 3f and 3g)	(42,883)	(81,586)	(3,924)
Net expenses	347,520	7,058,856	1,386,975
Net investment income (loss)	(15,296)	8,350,601	443,088
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	1,300,093	71,483,873	293,304
Non-controlled affiliated issuers (Note 8)	—	140,000	—
Foreign currency transactions	(3,687)	(28,400)	—
Net realized gain (loss)	1,296,406	71,595,473	293,304
Net change in unrealized appreciation (depreciation) on:
Investments	2,208,410	5,989,968	14,103,904
Translation of other assets and liabilities denominated in foreign currencies	(29)	6,204	—
Net change in unrealized appreciation (depreciation)	2,208,381	5,996,172	14,103,904
Net realized and unrealized gain (loss)	3,504,787	77,591,645	14,397,208
Net increase (decrease) in net assets resulting from operations	$3,489,491	$85,942,246	$14,840,296

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Franklin Value Investors Trust

Financial Statements (continued)

Statements of Operations (continued)
for the six months ended April 30, 2014 (unaudited)

	Franklin	Franklin	Franklin
	MicroCap	MidCap	Small Cap
	Value Fund	Value Fund	Value Fund
Investment income:
Dividends:
Unaffiliated issuers	$2,436,038	$1,332,387	$17,498,943
Non-controlled affiliated issuers (Note 8)	82,904	—	116,580
Income from securities loaned	23,684	—	307,604
Total investment income	2,542,626	1,332,387	17,923,127
Expenses:
Management fees (Note 3a)	2,074,192	658,882	7,245,822
Distribution fees: (Note 3c)
Class A	443,073	166,516	1,925,333
Class C	—	116,581	1,274,477
Class R	—	2,468	691,370
Transfer agent fees: (Note 3e)
Class A	226,033	113,493	1,371,633
Class C	—	23,917	274,052
Class R	—	1,012	297,296
Class R6	47	—	220
Advisor Class	62,921	3,929	754,876
Custodian fees (Note 4)	1,867	549	9,960
Reports to shareholders	23,433	12,528	155,236
Registration and filing fees	38,553	33,880	90,023
Professional fees	21,172	14,813	38,607
Trustees’ fees and expenses	16,630	3,495	67,034
Other	5,011	4,119	13,724
Total expenses	2,912,932	1,156,182	14,209,663
Expense reductions (Note 4)	—	—	(180)
Expenses waived/paid by affiliates (Note 3f and 3g)	(57,086)	(142,391)	(84,273)
Net expenses	2,855,846	1,013,791	14,125,210
Net investment income (loss)	(313,220)	318,596	3,797,917
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	25,402,969	4,588,308	79,429,618
Non-controlled affiliated issuers (Note 8)	2,948,576	—	—
Foreign currency transactions	—	—	(180,461)
Net realized gain (loss)	28,351,545	4,588,308	79,249,157
Net change in unrealized appreciation (depreciation) on:
Investments	(13,019,348)	4,156,424	3,754,547
Translation of other assets and liabilities denominated in foreign currencies	—	—	(2,654)
Net change in unrealized appreciation (depreciation)	(13,019,348)	4,156,424	3,751,893
Net realized and unrealized gain (loss)	15,332,197	8,744,732	83,001,050
Net increase (decrease) in net assets resulting from operations	$15,018,977	$9,063,328	$86,798,967

104 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin All Cap		Franklin Balance Sheet
	Value Fund		Investment Fund
	Six Months Ended		Six Months Ended
	April 30, 2014	Year Ended	April 30, 2014	Year Ended
	(unaudited)	October 31, 2013	(unaudited)	October 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(15,296)	$97,262	$8,350,601	$17,622,023
Net realized gain (loss) from investments
and foreign currency transactions	1,296,406	1,526,821	71,595,473	144,681,041
Net change in unrealized appreciation
(depreciation) on investments and
translation of other assets and liabilities
denominated in foreign currencies	2,208,381	7,605,740	5,996,172	226,570,697
Net increase (decrease) in net assets
resulting from operations	3,489,491	9,229,823	85,942,246	388,873,761
Distributions to shareholders from:
Net investment income:
Class A	(50,325)	(183,523)	(14,958,697)	(15,938,782)
Class C	—	(6,464)	(589,599)	(602,654)
Class R	—	(126)	(165,042)	(206,731)
Class R6	—	—	(89)	—
Advisor Class	(7,582)	(20,261)	(1,543,619)	(1,523,919)
Net realized gains:
Class A	—	—	(122,421,330)	(52,319,506)
Class B	—	—	—	(22,629)
Class C	—	—	(9,966,279)	(3,698,126)
Class R	—	—	(1,768,405)	(794,960)
Class R6	—	—	(554)	—
Advisor Class	—	—	(10,518,510)	(4,222,612)
Total distributions to shareholders	(57,907)	(210,374)	(161,932,124)	(79,329,919)
Capital share transactions: (Note 2)
Class A	6,931,191	9,603,156	103,859,077	(86,489,904)
Class B	—	—	—	(657,653)
Class C	2,140,995	1,330,165	9,910,431	5,749,409
Class R	6,751	5,936	(1,109,221)	(1,172,033)
Class R6	—	—	6,481,021	5,000
Advisor Class	100,087	174,252	10,103,177	(30,566,585)
Total capital share transactions	9,179,024	11,113,509	129,244,485	(113,131,766)
Net increase (decrease) in net assets	12,610,608	20,132,958	53,254,607	196,412,076
Net assets:
Beginning of period	45,205,570	25,072,612	1,478,928,247	1,282,516,171
End of period	$57,816,178	$45,205,570	$1,532,182,854	$1,478,928,247
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of period	$(73,203)	$—	$(975,452)	$7,930,993

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Franklin Value Investors Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Large Cap		Franklin MicroCap
	Value Fund		Value Fund
	Six Months Ended		Six Months Ended
	April 30, 2014	Year Ended	April 30, 2014	Year Ended
	(unaudited)	October 31, 2013	(unaudited)	October 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$443,088	$983,116	$(313,220)	$2,073,773
Net realized gain (loss) from investments	293,304	3,693,577	28,351,545	33,080,460
Net change in unrealized appreciation
(depreciation) on investments	14,103,904	35,976,844	(13,019,348)	94,816,098
Net increase (decrease) in net assets
resulting from operations	14,840,296	40,653,537	15,018,977	129,970,331
Distributions to shareholders from:
Net investment income:
Class A	(792,231)	(1,048,669)	(395,289)	(3,211,043)
Class C	—	(95,970)	—	—
Class R	(14,847)	(32,283)	—	—
Class R6	(63)	—	(257,885)	—
Advisor Class	(88,326)	(100,085)	(333,509)	(2,763,740)
Net realized gains:
Class A	—	—	(22,089,081)	(8,832,372)
Class R6	—	—	(3,559,372)	—
Advisor Class	—	—	(6,854,347)	(6,599,614)
Total distributions to shareholders	(895,467)	(1,277,007)	(33,489,483)	(21,406,769)
Capital share transactions: (Note 2)
Class A	3,998,994	12,430,348	13,745,487	96,553,358
Class B	—	(452,073)	—	—
Class C	938,418	3,892,402	—	—
Class R	353,481	(184,598)	—	—
Class R6	5,753,795	5,000	26,208,974	50,710,929
Advisor Class	(5,231,088)	1,059,410	(15,044,615)	(77,107,165)
Total capital share transactions	5,813,600	16,750,489	24,909,846	70,157,122
Net increase (decrease) in net assets	19,758,429	56,127,019	6,439,340	178,720,684
Net assets:
Beginning of period	186,603,453	130,476,434	546,652,253	367,931,569
End of period	$206,361,882	$186,603,453	$553,091,593	$546,652,253
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of period	$(100,028)	$352,351	$(1,379,346)	$(79,443)

106 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin MidCap		Franklin Small Cap
	Value Fund		Value Fund
	Six Months Ended		Six Months Ended
	April 30, 2014	Year Ended	April 30, 2014	Year Ended
	(unaudited)	October 31, 2013	(unaudited)	October 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$318,596	$724,061	$3,797,917	$11,079,750
Net realized gain (loss) from investments
and foreign currency transactions	4,588,308	3,420,824	79,249,157	111,408,606
Net change in unrealized appreciation
(depreciation) on investments and
translation of other assets and liabilities
denominated in foreign currencies	4,156,424	22,826,785	3,751,893	514,804,893
Net increase (decrease) in net assets
resulting from operations	9,063,328	26,971,670	86,798,967	637,293,249
Distributions to shareholders from:
Net investment income:
Class A	(604,249)	(878,280)	(5,159,025)	(9,157,863)
Class C	(8,906)	(75,476)	—	(804,802)
Class R	(3,235)	(8,208)	(602,165)	(1,827,294)
Class R6	—	—	(156)	—
Advisor Class	(30,235)	(42,172)	(4,460,827)	(5,551,546)
Net realized gains:
Class A	—	—	(56,728,963)	(27,443,676)
Class B	—	—	—	(42,814)
Class C	—	—	(12,277,329)	(6,276,897)
Class R	—	—	(12,617,850)	(6,905,306)
Class R6	—	—	(802)	—
Advisor Class	—	—	(29,783,763)	(12,953,902)
Total distributions to shareholders	(646,625)	(1,004,136)	(121,630,880)	(70,964,100)
Capital share transactions: (Note 2)
Class A	11,210,258	17,804,313	112,086,042	76,776,731
Class B	—	—	—	(2,021,188)
Class C	1,528,806	5,602,132	16,641,438	4,545,941
Class R	(35,460)	301,754	12,034,406	(15,890,545)
Class R6	—	—	31,520,632	16,211
Advisor Class	312,463	319,088	121,548,354	86,131,844
Total capital share transactions	13,016,067	24,027,287	293,830,872	149,558,994
Net increase (decrease) in net assets	21,432,770	49,994,821	258,998,959	715,888,143
Net assets:
Beginning of period	129,427,009	79,432,188	2,398,707,764	1,682,819,621
End of period	$150,859,779	$129,427,009	$2,657,706,723	$2,398,707,764
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of period	$(68,025)	$260,004	$(3,052,677)	$3,371,579

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Franklin Value Investors Trust

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class R6	Class A, Class C,	Class A, Class C, Class R
& Advisor Class	Class R & Advisor Class	Class R6 & Advisor Class
Franklin MicroCap Value Fund	Franklin All Cap Value Fund	Franklin Balance Sheet Investment Fund
	Franklin MidCap Value Fund	Franklin Large Cap Value Fund
Franklin Small Cap Value Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Repurchase agreements are valued at cost, which approximates fair value.

108 | Semiannual Report

Franklin Value Investors Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions

Semiannual Report | 109

Franklin Value Investors Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

Certain funds enter into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. All repurchase agreements held by the funds at period end, as indicated in the Statement of Investments, had been entered into on April 30, 2014.

d. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than

110 | Semiannual Report

Franklin Value Investors Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Lending (continued)

100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in repurchase agreements as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications

Semiannual Report | 111

Franklin Value Investors Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the funds from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2014, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Funds’ shares were as follows:

	Franklin All Cap		Franklin Balance Sheet
	Value Fund		Investment Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2014
Shares sold	843,041	$10,726,784	3,918,955	$200,768,182
Shares issued in reinvestment of
distributions	3,886	48,418	2,595,547	128,609,331
Shares redeemed	(302,868)	(3,844,011)	(4,403,880)	(225,518,436)
Net increase (decrease)	544,059	$6,931,191	2,110,622	$103,859,077
Year ended October 31, 2013
Shares sold	1,481,112	$16,165,463	4,950,421	$241,521,351
Shares issued in reinvestment of
distributions	18,024	169,965	1,536,547	64,135,473
Shares redeemed	(653,280)	(6,732,272)	(8,309,064)	(392,146,728)
Net increase (decrease)	845,856	$9,603,156	(1,822,096)	$(86,489,904)
Class B Shares[a]:
Year ended October 31, 2013
Shares sold			12	$518
Shares issued in reinvestment of
distributions			508	21,499
Shares redeemed			(15,159)	(679,670)
Net increase (decrease)			(14,639)	$(657,653)
Class C Shares:
Six Months ended April 30, 2014
Shares sold	218,567	$2,743,652	234,091	$11,943,179
Shares issued in reinvestment of
distributions	—	—	212,198	10,310,697
Shares redeemed	(47,748)	(602,657)	(246,838)	(12,343,445)
Net increase (decrease)	170,819	$2,140,995	199,451	$9,910,431
Year ended October 31, 2013
Shares sold	202,130	$2,181,111	454,786	$21,514,788
Shares issued in reinvestment of
distributions	658	6,151	101,311	4,160,845
Shares redeemed	(83,080)	(857,097)	(431,642)	(19,926,224)
Net increase (decrease)	119,708	$1,330,165	124,455	$5,749,409

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin All Cap		Franklin Balance Sheet
	Value Fund		Investment Fund
	Shares	Amount	Shares	Amount
Class R Shares:
Six Months ended April 30, 2014
Shares sold	535	$6,869	27,556	$1,419,221
Shares issued in reinvestment of
distributions	—	—	38,981	1,933,447
Shares redeemed	(9)	(118)	(87,910)	(4,461,889)
Net increase (decrease)	526	$6,751	(21,373)	$(1,109,221)
Year ended October 31, 2013
Shares sold	561	$5,880	97,799	$4,516,310
Shares issued in reinvestment of
distributions	13	126	23,987	1,001,691
Shares redeemed	(7)	(70)	(138,447)	(6,690,034)
Net increase (decrease)	567	$5,936	(16,661)	$(1,172,033)
Class R6 Shares[b]:
Six Months ended April 30, 2014
Shares sold			135,071	$7,010,161
Shares redeemed			(10,270)	(529,140)
Net increase (decrease)			124,801	$6,481,021
Year ended October 31, 2013
Shares sold			105	$5,000
Advisor Class Shares:
Six Months ended April 30, 2014
Shares sold	19,180	$251,078	293,605	$15,227,535
Shares issued in reinvestment of
distributions	597	7,459	233,789	11,811,029
Shares redeemed	(12,389)	(158,450)	(326,365)	(16,935,387)
Net increase (decrease)	7,388	$100,087	201,029	$10,103,177
Year ended October 31, 2013
Shares sold	21,765	$236,102	353,037	$17,769,463
Shares issued in reinvestment of
distributions	2,099	19,837	126,208	5,358,793
Shares redeemed	(7,537)	(81,687)	(1,160,657)	(53,694,841)
Net increase (decrease)	16,327	$174,252	(681,412)	$(30,566,585)

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Large Cap		Franklin MicroCap
	Value Fund		Value Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2014
Shares sold	1,137,253	$19,900,406	401,722	$16,114,341
Shares issued in reinvestment of
distributions	43,168	738,180	543,454	21,455,549
Shares redeemed	(955,439)	(16,639,592)	(596,721)	(23,824,403)
Net increase (decrease)	224,982	$3,998,994	348,455	$13,745,487
Year ended October 31, 2013
Shares sold	2,606,511	$38,896,001	3,612,735	$126,740,252
Shares issued in reinvestment of
distributions	73,979	974,297	359,311	11,239,236
Shares redeemed	(1,872,289)	(27,439,950)	(1,142,305)	(41,426,130)
Net increase (decrease)	808,201	$12,430,348	2,829,741	$96,553,358
Class B Shares[a]:
Year ended October 31, 2013
Shares sold	1,335	$18,170
Shares redeemed	(34,356)	(470,243)
Net increase (decrease)	(33,021)	$(452,073)
Class C Shares:
Six Months ended April 30, 2014
Shares sold	243,612	$4,220,144
Shares redeemed	(189,913)	(3,281,726)
Net increase (decrease)	53,699	$938,418
Year ended October 31, 2013
Shares sold	669,948	$10,094,365
Shares issued in reinvestment of
distributions	6,632	86,877
Shares redeemed	(433,458)	(6,288,840)
Net increase (decrease)	243,122	$3,892,402
Class R Shares:
Six Months ended April 30, 2014
Shares sold	55,977	$978,711
Shares issued in reinvestment of
distributions	873	14,840
Shares redeemed	(36,632)	(640,070)
Net increase (decrease)	20,218	$353,481
Year ended October 31, 2013
Shares sold	71,402	$1,028,619
Shares issued in reinvestment of
distributions	2,468	32,283
Shares redeemed	(84,292)	(1,245,500)
Net increase (decrease)	(10,422)	$(184,598)

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Large Cap		Franklin MicroCap
	Value Fund		Value Fund
	Shares	Amount	Shares	Amount
Class R6 Shares[b]:
Six Months ended April 30, 2014
Shares sold	352,296	$6,167,801	648,551	$25,848,988
Shares issued on reinvestment of
distributions	—	—	96,860	3,817,257
Shares redeemed	(23,404)	(414,006)	(87,271)	(3,457,271)
Net increase (decrease)	328,892	$5,753,795	658,140	$26,208,974
Year ended October 31, 2013
Shares sold[c]	344	$5,000	1,480,267	$51,775,021
Shares redeemed	—	—	(27,701)	(1,064,092)
Net increase (decrease)	344	$5,000	1,452,566	$50,710,929
Advisor Class Shares:
Six Months ended April 30, 2014
Shares sold	67,268	$1,165,230	192,458	$7,697,899
Shares issued in reinvestment of
distributions	5,006	85,155	171,112	6,745,230
Shares redeemed	(370,890)	(6,481,473)	(737,850)	(29,487,744)
Net increase (decrease)	(298,616)	$(5,231,088)	(374,280)	$(15,044,615)
Year ended October 31, 2013
Shares sold	178,146	$2,619,420	934,074	$33,120,540
Shares issued in reinvestment of
distributions	7,352	96,310	292,423	9,129,437
Shares redeemed[c]	(114,156)	(1,656,320)	(3,457,977)	(119,357,142)
Net increase (decrease)	71,342	$1,059,410	(2,231,480)	$(77,107,165)

	Franklin MidCap		Franklin Small Cap
	Value Fund		Value Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2014
Shares sold	1,433,585	$21,754,493	3,313,055	$195,748,348
Shares issued in reinvestment of
distributions	39,544	587,598	984,630	56,941,181
Shares redeemed	(737,489)	(11,131,833)	(2,384,410)	(140,603,487)
Net increase (decrease)	735,640	$11,210,258	1,913,275	$112,086,042
Year ended October 31, 2013
Shares sold	2,984,325	$39,169,559	6,167,822	$320,130,339
Shares issued in reinvestment of
distributions	74,103	857,377	742,104	33,691,516
Shares redeemed	(1,736,944)	(22,222,623)	(5,401,336)	(277,045,124)
Net increase (decrease)	1,321,484	$17,804,313	1,508,590	$76,776,731

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin MidCap		Franklin Small Cap
	Value Fund		Value Fund
	Shares	Amount	Shares	Amount
Class B Shares[a]:
Year ended October 31, 2013
Shares sold			507	$23,453
Shares issued in reinvestment of
distributions			878	38,088
Shares redeemed			(46,166)	(2,082,729)
Net increase (decrease)			(44,781)	$(2,021,188)
Class C Shares:
Six Months ended April 30, 2014
Shares sold	288,941	$4,322,132	514,577	$28,232,037
Shares issued in reinvestment of
distributions	578	8,494	206,367	11,104,596
Shares redeemed	(187,156)	(2,801,820)	(414,245)	(22,695,195)
Net increase (decrease)	102,363	$1,528,806	306,699	$16,641,438
Year ended October 31, 2013
Shares sold	718,194	$9,377,583	887,397	$43,143,200
Shares issued in reinvestment of
distributions	6,223	71,375	151,082	6,422,486
Shares redeemed	(300,793)	(3,846,826)	(952,543)	(45,019,745)
Net increase (decrease)	423,624	$5,602,132	85,936	$4,545,941
Class R Shares:
Six Months ended April 30, 2014
Shares sold	3,544	$53,880	875,526	$51,229,210
Shares issued in reinvestment of
distributions	218	3,235	219,039	12,568,430
Shares redeemed	(6,165)	(92,575)	(884,874)	(51,763,234)
Net increase (decrease)	(2,403)	$(35,460)	209,691	$12,034,406
Year ended October 31, 2013
Shares sold	27,095	$327,358	1,590,105	$80,942,174
Shares issued in reinvestment of
distributions	711	8,208	183,582	8,272,193
Shares redeemed	(2,578)	(33,812)	(2,100,586)	(105,104,912)
Net increase (decrease)	25,228	$301,754	(326,899)	$(15,890,545)
Class R6 Shares[b]:
Six Months ended April 30, 2014
Shares sold			548,781	$33,073,485
Shares issued on reinvestment of
distributions			11	636
Shares redeemed			(25,211)	(1,553,489)
Net increase (decrease)			523,581	$31,520,632
Year ended October 31, 2013
Shares sold			280	$16,211

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin MidCap		Franklin Small Cap
	Value Fund		Value Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Six Months ended April 30, 2014
Shares sold	38,863	$596,358	3,258,264	$198,229,963
Shares issued in reinvestment of
distributions	1,990	29,678	527,625	31,488,681
Shares redeemed	(20,793)	(313,573)	(1,777,341)	(108,170,290)
Net increase (decrease)	20,060	$312,463	2,008,548	$121,548,354
Year ended October 31, 2013
Shares sold	58,011	$771,104	3,733,125	$201,535,491
Shares issued in reinvestment of
distributions	3,566	41,331	355,086	16,603,831
Shares redeemed	(38,411)	(493,347)	(2,518,526)	(132,007,478)
Net increase (decrease)	23,166	$319,088	1,569,685	$86,131,844

[a] Effective March 22, 2013, all Class B shares were converted into Class A.
[b]For the period May 1, 2013 (effective date) to October 31, 2013.
[c]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Franklin All Cap Value Fund and the Franklin Large Cap Value Fund each pay an investment management fee to Advisory Services based on the average daily net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Effective April 1, 2014, the Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

Prior to April 1, 2014, the Franklin Small Cap Value Fund paid fees to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
Reimbursement Plans:
Class A	0.35%	0.25%	0.35%	0.25%	0.35%	0.35%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	—	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	—	0.50%	0.50%

The Board has set the current rate at 0.30% per year for Class A shares for the Franklin All Cap Value Fund, the Franklin Large Cap Value Fund, the Franklin MidCap Value Fund, and the Franklin Small Cap Value Fund until further notice and approval by the Board.

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap
	Value Fund	Investment Fund	Value Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$30,039	$142,576	$43,162
CDSC retained	$520	$2,329	$3,455

	Franklin	Franklin	Franklin
	MicroCap	MidCap	Small Cap
	Value Fund	Value Fund	Value Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$37,843	$63,133	$275,154
CDSC retained	$3,754	$1,983	$9,263

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
Transfer agent fees	$28,135	$505,771	$92,961	$114,192	$75,201	$1,149,944

f. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statements of Operations. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
g.	Waiver and Expense Reimbursements

Advisory Services has contractually agreed in advance to waive or limit its respective fees and to assume as its own expense certain expenses otherwise payable by the Franklin All Cap Value Fund and the Franklin MidCap Value Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the funds do not exceed 0.95% and 1.05%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2015.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2015. There were no Class R6 transfer agent fees waived during the period ended April 30, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2014, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2013, the capital loss carryforwards were as follows:

carryforwards	Franklin All Cap	Franklin Large Cap	Franklin MidCap
expiring in:	Value Fund	Value Fund	Value Fund
Capital loss carryforwards subject to
expiration:
2017	$1,583,149	$—	$6,357,224
2018	—	1,356,593	—
Total capital loss carryforwards	$1,583,149	$1,356,593	$6,357,224

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Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (continued)

At April 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap
	Value Fund	Investment Fund	Value Fund
Cost of investments	$44,323,551	$954,405,303	$141,401,494

Unrealized appreciation	$13,323,168	$577,876,927	$71,781,090
Unrealized depreciation	(110,830)	(4,021,466)	(6,367,978)
Net unrealized appreciation (depreciation)	$13,212,338	$573,855,461	$65,413,112

	Franklin	Franklin	Franklin
	MicroCap	MidCap	Small Cap
	Value Fund	Value Fund	Value Fund
Cost of investments	$370,048,244	$116,920,582	$1,778,049,918

Unrealized appreciation	$197,860,306	$36,211,339	$915,599,531
Unrealized depreciation	(13,350,993)	(1,704,607)	(57,760,822)
Net unrealized appreciation (depreciation)	$184,509,313	$34,506,732	$857,838,709

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales, pass-through entity income, passive foreign investment company shares and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2014, were as follows:

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
Purchases	$14,489,557	$143,526,588	$10,652,452	$2,299,501	$29,769,413	$410,141,423
Sales	$4,878,725	$195,350,229	$1,160,640	$40,320,386	$15,053,925	$221,492,611

7. RESTRICTED SECURITIES

The Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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Notes to Financial Statements (unaudited) (continued)

7. RESTRICTED SECURITIES (continued)

At April 30, 2014, the Franklin MicroCap Value Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
94,800	Allen Organ Co. (LandCo. Holdings)	9/07/06	$181,146	$415,129
44,600	Smith Investment Co. LLC	1/20/09	—	24,084
	Total Restricted Securities (Value is 0.08% of Net Assets)		$181,146	$439,213

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund for the period ended April 30, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value at		Realized
	at Beginning	Gross	Gross	at End	End of	Investment	Capital
Name of Issuer	of Period	Additions Reductions		of Period	Period	Income	Gain (Loss)
Franklin Balance Sheet Investment Fund
Non-Controlled Affiliates
KGen Power Corp., 144A	2,800,000	—	—	2,800,000	$1,540,000	$—	$140,000
Trinity Place Holdings Inc.	1,200,000	—	—	1,200,000	7,620,000	—	—
Total Affiliated Securities (Value is 0.60% of Net Assets)					$9,160,000	$—	$140,000

Franklin MicroCap Value Fund
Non-Controlled Affiliates
ACMAT Corp., A	314,200	—	—	314,200	$6,943,820	$—	$—
Cobra Electronics Corp.	455,000	—	—	455,000	1,501,500	—	—
Continental Materials Corp.	129,700	—	—	129,700	2,334,600	—	—
Delta Apparel Inc.	743,700	—	—	743,700	11,326,551	—	—
Full House Resorts Inc.	1,400,000	50,000	—	1,450,000	2,892,750	—	—
Hardinge Inc.	934,900	—	—	934,900	12,490,264	37,396	—
Hurco Cos. Inc.	379,000	400	—	379,400	10,114,804	45,508	—
Magellan Petroleum Corp.	2,377,980	—	—	2,377,980	5,255,336	—	—
Omega Protein Corp.	1,321,000	—	46,000	1,275,000	14,484,000	—	222,545
Origen Financial Inc.	1,900,000	—	—	1,900,000	2,660,000	—	—
P.A.M. Transportation Services Inc.	568,000	—	91,949	476,051	11,848,909	—	211,567
USA Truck Inc.	526,960	—	526,960	—	—	—	2,514,464
Total Affiliated Securities (Value is 14.80% of Net Assets)					$81,852,534	$82,904	$2,948,576

Franklin Small Cap Value Fund
Non-Controlled Affiliates
Hooker Furniture Corp.
Total Affiliated Securities
(Value is 0.30% of Net Assets)	582,900	—	—	582,900	$8,073,165	$116,580	$—

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Notes to Financial Statements (unaudited) (continued)

9. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the period ended April 30, 2014, the Funds did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in deter- mining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Franklin Value Investors Trust

Notes to Financial Statements (unaudited) (continued)

10.	FAIR VALUE MEASUREMENTS (continued)
A	summary of inputs used as of April 30, 2014, in valuing the Funds’ assets carried at fair value,

is as follows:

	Level 1	Level 2	Level 3	Total

Franklin All Cap Value Fund
Assets:
Investments in Securities:
Equity Investments [a]	$54,956,959	$—	$—	$54,956,959
Short Term Investments	2,578,930	—	—	2,578,930
Total Investments in
Securities	$57,535,889	$—	$—	$57,535,889

Franklin Balance Sheet Investment Fund
Assets:
Investments in Securities:
Equity Investments:
Utilities	$36,174,530	$1,540,000	$—	$37,714,530
All Other Equity
Investments[a]	1,307,107,534	—	—	1,307,107,534
Short Term Investments	183,438,700	—	—	183,438,700
Total Investments in
Securities	$1,526,720,764	$1,540,000	$—	$1,528,260,764

Franklin Large Cap Value Fund
Assets:
Investments in Securities:
Equity Investments [a]	$198,005,715	$—	$—	$198,005,715
Short Term Investments	8,808,891	—	—	8,808,891
Total Investments in
Securities	$206,814,606	$—	$—	$206,814,606

Franklin MicroCap Value Fund
Assets:
Investments in Securities:
Equity Investments:
Capital Goods	$83,304,928	$—	$24,084	$83,329,012
Insurance	12,950,677	6,943,820	—	19,894,497
Real Estate	4,466,477	63,550	415,129	4,945,156
All Other Equity
Investments[a]	289,049,638	—	—	289,049,638
Short Term Investments	157,339,254	—	—	157,339,254
Total Investments in
Securities	$547,110,974	$7,007,370	$439,213	$554,557,557

Franklin MidCap Value Fund
Assets:
Investments in Securities:
Equity Investments [a]	$144,235,502	$—	$—	$144,235,502
Short Term Investments	7,191,812	—	—	7,191,812
Total Investments in
Securities	$151,427,314	$—	$—	$151,427,314

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Notes to Financial Statements (unaudited) (continued)

10. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2	Level 3		Total
Franklin Small Cap Value Fund
Assets:
Investments in Securities:
Equity Investments [a]	$2,507,234,441	$—		$—	$2,507,234,441
Short Term Investments	102,471,650	26,182,536		—	128,654,186
Total Investments in
Securities	$2,609,706,091	$26,182,536		$—	$2,635,888,627

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt
ETF - Exchange Traded Fund

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Franklin Value Investors Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis including information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report on the efficiency of its trading operations by an independent portfolio trading analytical firm, which also covered foreign exchange transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. In this respect, the Board after making inquiries of management, received assurances that bonus composition was not unduly influenced by one-year or short-term performance but was based primarily on longer periods consistent with the interests of long-term shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including expanded collateralization requirements. It was noted that the Funds did not currently invest in derivatives or other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with the portfolio management team at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for 2013 and for the previous 10 years ended December 31, 2013, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each of the Funds.

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin All Cap Value Fund — The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap value funds. The Lipper report showed the performance of the Fund to be in the second-highest performing quintile of such universe during 2013, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, and the middle performing quintile of such universe for the previous five-year period. The Board believed the Fund’s overall performance was acceptable and noted that its annualized three- and five-year returns exceeded 13% and 17%, respectively.

Franklin Balance Sheet Investment Fund — The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Lipper report showed the Fund’s total return during 2013 to be in the second-highest performing quintile of such performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and the lowest performing quintile for the previous five- and 10-year periods. In discussing such performance, management pointed out that the Fund’s performance reflected adherence to its stated investment policy of investing in companies having low price-to-book ratios with strong balance sheets, which have been out of favor during the past five years but which appear to warrant continued investment. The Board noted the Fund’s improved performance and did not believe there was a need for any change in portfolio management or the basic strategy employed at this time. It further noted that an additional senior analyst had been added to the investment team.

Franklin Large Cap Value Fund — The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund’s total return during 2013 to be in the second-highest performing quintile of such universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three- and five-year periods, and the lowest performing quintile of such universe for the previous 10-year period. The Board noted that during the past year management had taken steps to improve performance and in view of the Fund’s positive performance during 2013, believed no change in portfolio management was warranted.

Franklin MicroCap Value Fund — The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund’s total return during 2013 to be in the middle performing quintile of such performance universe, and on an annualized basis to be in the highest performing quintile of such universe for the previous three-year period, the middle performing quintile during the previous five-year period, and the second-highest performing quintile during the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

Franklin MidCap Value Fund — The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Lipper report showed the Fund’s total return for 2013 to be in the lowest performing quintile of such universe, and on an annualized basis to also be in the lowest performing quintile of such universe for the previous

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

three- and five-year periods. The Board was not satisfied with such performance and discussed the Fund’s investment strategy with management and reasons for such comparative underperformance. Management discussed the implementation of changes to the investment process designed to enhance relative returns and noted that an analyst had been added to the Fund’s investment team. Based on such discussions, the Board did not believe any further change in portfolio management was warranted at this time, but intends to continually monitor future performance. The Board also noted that the Fund’s 2013 total return as shown in the Lipper report exceeded 32.5%.

Franklin Small Cap Value Fund — The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for 2013 placed it in the second-lowest performing quintile of such performance universe and that its total return on an annualized basis was in the second-highest performing quintile of such universe for the previous three- and five-year periods and in the highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s overall comparative performance as shown in the Lipper report and noted that its 2013 total return as shown in such report exceeded 34.5%.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee comparison includes within such fee any separate administrative fees, and the Lipper actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. Such expense comparisons in the case of each of Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund, Franklin Small Cap Value Fund and Franklin All Cap Value Fund showed their contractual investment management fee rate and total expense ratios to be in either the least expensive or second least expensive quin-tile of their respective Lipper expense groups. The Board was satisfied with the expenses of these Funds. The Lipper report for Franklin MidCap Value Fund showed its contractual fee rate to be within six basis points above the median of its expense group and its actual total expense ratio to be within eight basis points above the median of such expense group. The Board found the expenses of such Fund to be acceptable, noting that they were being subsidized by management fee waivers.

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Franklin Value Investors Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The Lipper report for Franklin Large Cap Value Fund showed its contractual investment management fee rate to be at the median of its expense group, and its actual total expense ratio to be approximately 13 basis points above the median of such expense group. The Board found the expenses of such Fund to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective,

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for each of Franklin Balance Sheet Investment Fund and Franklin Large Cap Value Fund contain breakpoints that continued to asset levels that exceed the present sizes of these Funds, and the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and their affiliates, there was a sharing of benefits with each of these Funds and their shareholders. The fee structure of Franklin Small Cap Value Fund provides an initial fee of 0.75% on the first $500 million of Fund net assets; 0.625% on the next $500 million of Fund net assets, and 0.50% on Fund net assets in excess of $1 billion. At December 31, 2013, the Fund’s net assets were approximately $2.55 billion. The Board observed that such assets extended beyond the existing breakpoints. In discussing additional breakpoints for such Fund, management agreed to institute an additional breakpoint of 0.49% on Fund net assets in excess of $5 billion. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the revised schedule of fees under the investment management agreement provides a reasonable sharing of benefits with the Fund and its shareholders. The fee structure of both Franklin MidCap Value Fund and Franklin All Cap Value Fund contains breakpoints and the Board felt that in view of their small size no economies of scale were realized in their operations, noting that the expenses of both Funds were subsidized by management. The fee structure under the investment management agreement for Franklin MicroCap Value Fund provides a flat fee of 0.75% at all asset levels. In discussing the absence of breakpoints with the independent Trustees, management pointed out that this Fund invests only in domestic and foreign securities with a market capitalization of less than $500 million that are believed to be undervalued. Management stated its belief that such limited investment options curtail the potential size of the Fund, thus preventing the type of economies of scale that might benefit other funds from increases in size and also pointed out that the Fund, whose asset size was approximately $573 million at year-end, has been closed to new investors, with limited exceptions, since January 14, 2004, and had a limited reopening on February 15, 2013, and closed again to new investors (with limited exceptions) on February 19, 2013. Management also expressed its view that this fee was relatively low for this type of a fund and pointed out the favorable comparison of fees and expenses within its Lipper expense group. The independent Trustees acknowledged that management’s explanation provided a reasonable basis for believing the existing fee rate under the investment management agreement was fair and that, in view of the Fund’s current modest size, management was not benefiting from any meaningful economies of scale in its management of this Fund.

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Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

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FVIT S 06/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.             N/A

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.             N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer – Finance and Administration

Date June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer – Finance and Administration

Date June 26, 2014

By /s/ Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and Chief Accounting Officer

Date June 26, 2014